UNITED STATES	OMB APPROVAL
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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

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EMULEX CORPORATION

(Name of Registrant as Specified In Its Charter)

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EMULEX CORPORATION
3333 Susan Street
Costa Mesa, California 92626
(714) 662-5600

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on December 1, 2005

To the Stockholders of EMULEX CORPORATION:

You are cordially invited to attend the Annual Meeting of Stockholders of Emulex Corporation, a Delaware corporation (the “Company”), which will be held at the Westin South Coast Plaza Hotel at 686 Anton Boulevard, Costa Mesa, California, at 10:00 a.m., Pacific Time, on Thursday, December 1, 2005, to consider and act upon the following matters, all as more fully described in the accompanying Proxy Statement which is incorporated herein by this reference:

1.	To elect a board of seven directors to serve until the next annual meeting of the Company’s stockholders and until their successors have been elected and qualified;

2.	To ratify and approve the Company’s 2005 Equity Incentive Plan;

3.	To ratify and approve the Company’s amended and restated 1997 Stock Option Plan for Non-Employee Directors, including amendments which (i) extend the termination date of such Plan, and (ii) permit but do not require the issuance of equity-based awards other than stock options;

4.	To ratify the selection of KPMG LLP as the Company’s independent auditors for fiscal year 2006; and

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record of the Company’s common stock at the close of business on October 10, 2005, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the meeting.

Whether or not they expect to attend, to make sure all votes are received, stockholders are urged to vote their shares promptly by mail, telephone or internet as instructed on the enclosed proxy card or voting instruction card. Any stockholder giving a proxy has the right to revoke it at any time before it is voted.

By Order of the Board of Directors

MICHAEL J. ROCKENBACH
Executive Vice President,
Chief Financial Officer,
Secretary and Treasurer

Costa Mesa, California
October 31, 2005

EMULEX CORPORATION
3333 Susan Street
Costa Mesa, California 92626
(714) 662-5600

PROXY STATEMENT

Approximate date proxy material first sent
to stockholders: October 31, 2005

The following information is provided in connection with the solicitation of proxies for the Annual Meeting of Stockholders of Emulex Corporation, a Delaware corporation (the “Company”), to be held at the Westin South Coast Plaza Hotel at 686 Anton Boulevard, Costa Mesa, California, at 10:00 a.m., Pacific Time, on Thursday, December 1, 2005, and adjournments thereof (the “Meeting”), for the purposes stated in the Notice of Annual Meeting of Stockholders preceding this Proxy Statement.

INFORMATION CONCERNING SOLICITATION OF PROXIES AND VOTING

Record Date and Share Ownership

Only stockholders of record on the books of the Company at the close of business on October 10, 2005 (the “Record Date”) are entitled to notice of the Meeting and to vote at the Meeting. Each share of common stock is entitled to one vote with respect to the matters presented at the Meeting. At the Record Date, 83,678,959 shares of our common stock were issued and outstanding and held of record by approximately 423 stockholders. The Company knows of no contractual arrangements which may at a subsequent date result in a change of control of the Company.

Voting and Solicitation

Representation at the Meeting by the holders of a majority of the outstanding common stock of the Company, either by personal attendance or by proxy, will constitute a quorum.

A form of proxy is being furnished to stockholders herewith by the Company on behalf of the Board of Directors. Proxies properly completed, duly submitted to and received by us before the Meeting, and not revoked, will be voted and cast in accordance with the specifications given. Internet and telephonic voting is available through 8:59 p.m. (Pacific Time) on November 30, 2005.

Unless a contrary choice is specified in the proxy, the proxy will be voted:

“FOR” the election of all seven of the nominee-directors specified herein,

“FOR” ratification and approval of the 2005 Equity Incentive Plan (the “Equity Incentive Plan”),

“FOR” ratification and approval of the amended and restated 1997 Stock Option Plan for Non-Employee Directors (the “Director Plan”), and

“FOR” ratification of the selection of KPMG LLP as the Company’s independent auditors for fiscal year 2006.

It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Meeting. If, however, any matter not described in this Proxy Statement is properly presented for action at the Meeting, the persons designated as proxies will take such actions as they, in their discretion, may deem advisable. Each of the persons named as proxies is a director of the Company and was recommended by the Nominating/Corporate Governance Committee and approved by the Company’s Board of Directors.

Under the Company’s Bylaws and Delaware law, shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal and has not received instructions from the beneficial owner) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Any shares not voted (whether by abstention, broker non-vote or otherwise) or voted against a nominee will have no impact in the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes. Abstentions as to the proposals regarding the ratification and approval of the Equity Incentive Plan, the ratification and approval of the amended and restated Director Plan, and the ratification of the selection of KPMG LLP as the Company’s independent auditors, will have the same effect as votes against such proposals. Broker non-votes will be treated as unvoted for purposes of determining approval of any such proposals and will not be counted as votes for or against such proposals.

The New York Stock Exchange has adopted regulations that prevent brokers or other nominees that are NYSE member organizations from voting in favor of proposals relating to equity compensation plans and other “non-discretionary” items unless they receive specific instructions from the beneficial owner of the shares to vote in that manner. Accordingly, for any shares held by you through a broker or other nominee who is an NYSE member organization, your shares will only be voted in favor of the proposals to ratify and approve the Equity Incentive Plan and amended and restated Director Plan if you have provided specific voting instructions to your broker or other nominee to vote your shares in favor of that proposal.

The entire cost of soliciting proxies in connection with the Meeting will be borne by the Company. The Company may pay persons holding shares in their names or the names of their nominees for the benefit of others, such as brokerage firms, banks, depositaries, and other fiduciaries, for costs incurred in forwarding soliciting materials to their principals. In that connection, the Company has retained Mellon Investor Services, Los Angeles, California, to distribute and solicit proxies. The cost of these services, excluding out-of-pocket expenses, is not expected to exceed $16,500. Members of the management of the Company may also solicit some stockholders in person, or by telephone, telegraph or facsimile, following solicitation by this Proxy Statement, but will not be separately compensated for such solicitation services.

Revocability of Proxies

Your execution of the enclosed proxy or submitting your vote by telephone or on the internet will not affect your right as a stockholder to attend the Meeting and to vote in person. Any stockholder giving a proxy has a right to revoke it at any time by either (i) a later-dated vote, in person at the Meeting, via the internet, by telephone or by mail, or (ii) a written revocation sent to and received by the Secretary of the Company prior to the Meeting. If you hold shares through a bank or brokerage firm, you must contact that firm to revoke any prior voting instructions.

Householding of Annual Meeting Materials

Some banks, brokers, and other nominee record holders may participate in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Notice of Annual Meeting and Proxy Statement and the 2005 Annual Report may have been sent to multiple stockholders in your household. If you would like to obtain another copy of either document, please contact our Investor Relations Department at 3333 Susan Street, Costa Mesa, California 92626, telephone (714) 662-5600. If you want to receive separate copies of the proxy statement and annual report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or telephone number.

VOTING SECURITIES AND STOCK OWNERSHIP

Stock Ownership of Management

The following table sets forth, as of the Record Date, information as to the beneficial ownership of the Company’s common stock by all directors, by the executive officers identified in the Summary Compensation Table, and by all current directors and executive officers of the Company as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class (2)
Fred B. Cox	784,000	(3)	*
Paul F. Folino	1,653,569	(4)	1.9%
Michael P. Downey	132,000	(5)	*
Bruce C. Edwards	204,000	(6)	*
Robert H. Goon	90,000	(7)	*
Don M. Lyle	110,000	(7)	*
Dean A. Yoost	1,000		*
James M. McCluney	380,897	(7)	*
Kirk D. Roller (8)	0		*
Karen Mulvany	648,243	(7)	*
Michael J. Rockenbach	640,277	(9)	*
William F. Gill	214,542	(7)	*
All directors and executive officers as a group (15 persons) (10)	5,661,069		6.4%

(1)	Except as otherwise indicated and subject to applicable community property and similar laws, the Company assumes that each named owner has the sole voting and investment power with respect to their shares (other than shares subject to options). Amount of shares beneficially owned includes shares which are subject to options that are currently, or within 60 days following the Record Date will be, exercisable.

(2)	Percent of class is based on the number of shares outstanding on the Record Date plus, with respect to each named person, the number of shares of common stock, if any, which the stockholder has the right to acquire within 60 days of such date. Ownership of less than one percent is indicated by an asterisk.

(3)	Consists of (i) 384,000 shares held in an irrevocable trust with the trustees having voting and investing control; Mr. and Mrs. Cox are not trustees but are beneficiaries of this trust; (ii) 270,000 shares held by a limited liability company owned by members of Mr. Cox’s family; Mr. Cox and his wife have no ownership, beneficial or otherwise and no management or investment control in this limited liability company; and (iii) 130,000 shares which are subject to options held by Mr. Cox which are currently, or within 60 days following the Record Date will be, exercisable.

(4)	Consists of 7,775 shares held by a family trust of which Mr. Folino and his wife are co-trustees and share voting and investment power, 800 shares held by his daughter and 1,644,994 shares which are subject to options held by Mr. Folino which are currently, or within 60 days following the Record Date will be, exercisable.

(5)	Consists of 2,000 shares held by Mr. Downey and 130,000 shares which are subject to options held by Mr. Downey which are currently, or within 60 days following the Record Date will be, exercisable.

(6)	Consists of 4,000 shares held in a family trust of which Mr. Edwards and his wife are co-trustees and share voting and investment power, and 200,000 shares which are subject to options held by Mr. Edwards which are currently, or within 60 days following the Record Date will be, exercisable.

(7)	Consists of shares which are purchasable pursuant to stock options which are currently, or within 60 days following the Record Date will be, exercisable.

(8)	Mr. Roller retired from the Company effective July 1, 2005.

(9)	Consists of 119,168 shares held by Mr. Rockenbach, 13,060 shares held by his children and 508,049 shares which are subject to options held by Mr. Rockenbach which are currently, or within 60 days following the Record Date will be, exercisable.

(10)	Includes persons who serve as executive officers of the Company’s principal subsidiary.

Principal Stockholders

The following table sets forth information regarding ownership of outstanding shares of the Company’s common stock by those individuals, entities, or groups who have advised the Company that they own more than five percent (5%) of the outstanding common stock of the Company.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
PRIMECAP Management Company 225 South Lake Avenue, #400 Pasadena, CA 91101	6,078,000	(1)	7.3%
Barclays Global Investors, N.A. 45 Fremont Street San Francisco, CA 94105	4,840,125	(2)	5.8%

(1)	Based on its Form 13-F filed on August 12, 2005 and as updated by conversations with such owner, it is the Company’s belief that PRIMECAP Management Company beneficially owned the number of shares indicated as of September 30, 2005. Includes shares beneficially owned by Vanguard Horizon Funds — Vanguard Capital Opportunity Fund and/or other Vanguard funds.

(2)	Based on its Form 13-F filed on August 15, 2005, it is the Company’s belief that Barclays Global Investors, N.A. beneficially owned the number of shares indicated as of June 30, 2005.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s directors are to be elected at each annual meeting of stockholders. The seven nominees for election as directors at this Meeting set forth in the table below are all recommended by the Board of Directors of the Company. Each of the nominated directors attended and was elected a director at the 2004 Annual Meeting of Stockholders of the Company except for Dean A. Yoost who was appointed by the Board of Directors to fill a vacancy in August 2005.

In the event that any of the nominees for director should become unable to serve if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominee(s) as may be recommended by the Company’s existing Board of Directors.

The seven nominee-directors receiving the highest number of votes cast at the Meeting will be elected as the Company’s directors to serve until the next annual meeting of stockholders and until their successors are elected and qualify. Subject to certain exceptions specified below, stockholders of record on the Record Date are entitled to cumulate their votes in the election of the Company’s directors (i.e., they are entitled to the number of votes determined by multiplying the number of shares held by them times the number of directors to be elected) and may cast all of their votes so determined for one person, or spread their votes among two or more persons as they see fit. No stockholder shall be entitled to cumulate votes for a given candidate for director unless such candidate’s name has been placed in nomination prior to the vote and the stockholder has given notice at the Meeting, prior to the voting, of the stockholder’s intention to cumulate his or her votes. If any one stockholder has given such notice, all stockholders may cumulate their votes for candidates in nomination. Discretionary authority to cumulate votes is hereby solicited by the Board of Directors.

Director Nomination Process

The Board of Directors and the Nominating/Corporate Governance Committee periodically review and assess the size and composition of the Board in light of the collective skills and experience of current Board members and the perceived needs of the Board at a particular point in time. Such assessment is made in light of actual or expected changes in the Company’s business, regulatory environment and other trends. While the factors such as age, business and international experience, technical and financial knowledge, and reputation of a particular candidate will be considered, the Nominating/Corporate Governance Committee has not established any specific minimum criteria or qualifications that a nominee must possess.

In general, candidates for nomination to the Board are suggested by Board members, employees or others having knowledge of the Company’s particular needs. The Nominating/Corporate Governance Committee has a policy of considering candidates for membership to the Board who are nominated by stockholders in the same manner as candidates recommended by members of the Board. Dean A. Yoost, the Company’s newest director, was initially identified as a potential candidate by the Company’s Chairman and Chief Executive Officer. After being identified, Mr. Yoost was evaluated and interviewed by the Nominating/Corporate Governance Committee and recommended as a director. In fiscal 2005, the Company did not employ a search firm or pay fees to other third parties in connection with seeking or evaluating any Board nominee candidates.

The Company’s Bylaws provide that only persons who are nominated in accordance with specified Bylaw procedures shall be eligible for election as directors. Nominations of persons for election to the Board of Directors may be made at a meeting of stockholders by, or at the direction of, the Board of Directors or by any stockholder entitled to vote for the election of directors who complies with certain notice procedures set forth in the Bylaws. Such nominations must be made by written notice to the Secretary of the Company and must be delivered or mailed and received at the principal executive offices of the Company not less than 60 days or more than 90 days prior to the date of the meeting. In the event that the first public disclosure of the date of the meeting is made less than 70 days prior to the date of the meeting, notice by the stockholder will be timely if received not later than the close of business on the tenth day following the day on which such disclosure was first made. The stockholder’s notice must set forth certain information concerning the proposed nominee and the stockholder giving notice, as set forth in the Bylaws.

The following table sets forth certain information concerning the nominees for election as directors (all of such nominees being continuing members of the Company’s present Board of Directors):

Nominee	Principal Occupation	Age
Fred B. Cox	Chairman Emeritus of the Company	71
Paul F. Folino	Chairman of the Board and Chief Executive Officer of the Company	60
Michael P. Downey (2)(3)	Private investor and executive consultant	58
Bruce C. Edwards (1)(2)	Executive Chairman of the Board of Powerwave Technologies, Inc.	51
Robert H. Goon (2)(3)	Attorney	64
Don M. Lyle (1)(2)	Principal of Technology Management Company	66
Dean A. Yoost (2)(3)	Business executive	55

(1)	Member of the Compensation Committee of the Board of Directors of the Company.

(2)	Member of the Nominating/Corporate Governance Committee of the Board of Directors of the Company.

(3)	Member of the Audit Committee of the Board of Directors of the Company.

Mr. Cox is a founder of the Company and has served as a director since its inception in 1979 and served as Chairman of the Board until July 2002 at which time he was named Chairman Emeritus. Mr. Cox served as the Company’s Chief Executive Officer from its inception until he retired in October 1990. From November 1991 until November 1994, Mr. Cox served as President of Continuus Software Corporation, a developer and marketer of computer software products, and served as a member of its Board of Directors until its acquisition in December 2000.

Mr. Folino has served as a director and as Chief Executive Officer of the Company since May 1993 and served as its President from May 1993 until July 2002. In July 2002, he was appointed as Chairman of the Board. From January 1991 to May 1993, Mr. Folino was President and Chief Operating Officer of Thomas-Conrad Corporation, a manufacturer of local area networking products. Mr. Folino is also a director and member of the compensation committee of Microsemi Corporation, a designer, manufacturer and marketer of high-performance analog and mixed-signal integrated circuits and high reliability discrete semiconductors.

Mr. Downey has served as a director of the Company since February 1994 and is Chairman of the Audit Committee. From 1986 to 1997, Mr. Downey served as the senior financial executive of Nellcor Puritan Bennett and one of its predecessors, a manufacturer of medical instruments. From 1984 to 1986, Mr. Downey was Vice President of Finance with Shugart Corporation, a manufacturer of disk drives. Mr. Downey serves as a director and a member of the audit, nominating and compensation committees of Vertical Communications, Inc. (previously known as Artisoft Inc.), a developer of software-based phone systems, and served as its interim President and Chief Executive Officer from March 2000 to July 2000 and as its Chairman from October 1998 to February 2004. Mr. Downey serves as a director and a member of the audit and compensation committees of First Consulting Group, Inc, a consulting and integration management company for the health care and pharmaceutical industries. Mr. Downey also serves as a director and member of the audit and compensation committees of Adeza Biomedical Corporation, a designer, developer and manufacturer, and marketer of women’s healthcare products.

Mr. Edwards has served as a director of the Company since May 2000. Since February 2005, he has served as the Executive Chairman of the Board of Powerwave Technologies, Inc., a designer, manufacturer and supplier of advance coverage and capacity solutions for the wireless communications industry. From February 1996 until February 2005, Mr. Edwards served as Chief Executive Officer and as a director of Powerwave Technologies. Mr. Edwards also served as the President of Powerwave Technologies from February 1996 to May 2004. Mr. Edwards was Executive Vice President, Chief Financial Officer and Director of AST Research, Inc., a personal computer company, from July 1994 to December 1995 and Senior Vice President, Finance and Chief Financial Officer of AST Research, Inc. from March 1988 to July 1994.

Mr. Goon has served as a director of the Company since its inception in 1979 and serves as the Chairman of the Nominating/Corporate Governance Committee. He has been engaged in the practice of law for 39 years. From before 1995 until October 1999, he was a partner in the law firm of Jeffer, Mangels, Butler & Marmaro LLP, counsel to the Company. Since October 1999, he has been a sole practitioner.

Mr. Lyle has served as a director of the Company since February 1994 and is Chairman of the Compensation Committee. Since 1983 he has served as an independent consultant to various computer and venture capital companies and as a principal of Technology Management Company, a management consulting firm specializing in high technology companies. Mr. Lyle also serves as a member of the Board of Directors of several private companies.

Mr. Yoost was named as a director of the Company in August 2005. For the 22 years prior to his retirement in July 2005, Mr. Yoost was a partner of PricewaterhouseCoopers, a global professional services firm providing industry-focused services in the fields of assurance, tax, human resources, transactions, performance improvement and crisis management. From October 2002 until his retirement, Mr. Yoost served as the managing partner of the Orange County, California office of PricewaterhouseCoopers and served on the Global Oversight Board of such firm from 2001 to 2005. Prior to this, he served as the leader of the Western Region’s Dispute Analysis & Investigation practice, helped establish and lead PricewaterhouseCoopers’ Financial Advisory Services practice in Japan, and directed the expansion of the firm’s U.S. businesses in the Philippines, China, Taiwan and South Korea.

There were nine meetings of the Board of Directors of the Company during fiscal 2005. Each of the directors of the Company attended 75% or more of the aggregate of the total number of meetings of the Board of Directors held during the last fiscal year and the total number of meetings held by all committees of the Board of Directors on which he served during the last fiscal year.

Compensation of Directors

Directors’ Fees.    In fiscal 2005, directors who were not employees of the Company received a quarterly retainer of $7,500 and reimbursement for travel expenses. In addition, the chairmen of the Nominating/Corporate Governance and Compensation Committees received an additional quarterly retainer of $1,500, while committee members received an additional quarterly retainer of $1,000, and the chairman of the Audit Committee received an additional quarterly retainer of $3,000 while committee members received an additional quarterly retainer of $2,000. Directors who are employees of the Company receive no additional compensation for serving on the Board of Directors. Directors are entitled to reimbursement for out-of-pocket expenses in connection with attendance at Board and committee meetings.

Stock Options.    On October 9, 1997, the Board of Directors of the Company adopted the Company’s 1997 Stock Option Plan for Non-Employee Directors (the “Director Plan”) under which shares of common stock of the Company may be issued pursuant to exercise of stock options granted to directors who are not employees of the Company or any of its subsidiaries. The Director Plan was approved by stockholders of the Company at the 1997 Annual Meeting of Stockholders. Amendments increasing the number of shares authorized for issuance under the Director Plan were approved by the stockholders of the Company at the 1999, 2000 and 2002 Annual Meetings of Stockholders. The maximum number of shares that may be issued under the Director Plan is currently 1,730,000 shares.

Each director of the Company is eligible to receive an option under the Director Plan only if such director is not then an employee of the Company or any of its subsidiaries (“Plan Eligible Director”). Only Plan Eligible Directors may receive options under the Director Plan. There are currently six Plan Eligible Directors — Messrs. Cox, Downey, Edwards, Goon, Lyle and Yoost.

The Director Plan provides that an option to purchase 60,000 shares of common stock of the Company are to be granted automatically to each Plan Eligible Director upon the date on which such director first becomes a Plan Eligible Director. In addition, the Director Plan provides that on each yearly anniversary of the date of grant of the initial option to each Plan Eligible Director, each such Plan Eligible Director is to automatically be granted an additional option to purchase 20,000 shares of common stock.

No option granted under the Director Plan shall be exercisable after the expiration of the earlier of (i) ten years following the date the option is granted or (ii) one year following the date the optionee ceases to be a director of the Company for any reason.

The initial option granted to a director under the Director Plan is exercisable as to one-third of the shares on each anniversary of the date the option is granted if the director to whom the option is granted is still a director of the Company on such anniversary. The subsequent options to purchase 20,000 shares are exercisable as to one-half of the shares on the six month anniversary of the date the option is granted and shall be exercisable for an additional one quarter of the shares on the nine month and one year anniversary of the grant date.

Board Committees

Compensation Committee.    The Board has established a Compensation Committee currently consisting of two members, neither of whom is an employee of the Company. The Compensation Committee reviews the performance of the executive officers of the Company and its subsidiaries and reviews the compensation programs for other key employees, including salary and cash bonus levels and option grants under the Emulex Corporation Employee Stock Option Plan, the Emulex Corporation 2004 Employee Stock Incentive Plan and, when approved by the stockholders, the Equity Incentive Plan. See “Report of the Compensation Committee of the Board of Directors.” A copy of the charter of the Compensation Committee is available in the Investor Relations section of our website at www.emulex.com under the heading “Corporate Governance — Charter of the Compensation Committee of the Board of Directors.” The Compensation Committee held four meetings during the last fiscal year of the Company.

Nominating/Corporate Governance Committee.    The Nominating/Corporate Governance Committee was formed in August 2002 and currently consists of five directors, none of whom is an employee of the Company. The nominees for election as directors at the Meeting were selected by the Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee reviews and approves nominees for service on the Board, considers any nominees recommended by stockholders, and adopts and reviews corporate governance policies and procedures. All members of the Nominating/Corporate Governance Committee are independent within the meaning of the New York Stock Exchange listing standards. A copy of the charter of the Nominating/Corporate Governance Committee is available in the Investor Relations section of our website at www.emulex.com under the heading “Corporate Governance — Charter of the Nominating/Corporate Governance Committee of the Board of Directors.” The Nominating/Corporate Governance Committee held four meetings during the last fiscal year of the Company.

Audit Committee.    The Audit Committee currently consists of three directors and serves as the representative of the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. See “Report of the Audit Committee of the Board of Directors.” A copy of the charter of the Audit Committee is attached to this Proxy Statement as Appendix A and is available in the Investor Relations section of our website at www.emulex.com under the heading “Corporate Governance — Charter of the Audit Committee of the Board of Directors.” The Audit Committee held ten meetings during the last fiscal year of the Company.

Each member of the Audit Committee is an “independent director” (as defined in the Corporate Governance Listing Standards of the New York Stock Exchange). Each member also meets the Securities and Exchange Commission’s additional independence requirement for members of audit committees. The Board has further determined that each member of the Audit Committee is financially literate under the requirements of the New York Stock Exchange and that both Messrs. Downey and Yoost are “audit committee financial experts” as defined by the rules of the Securities and Exchange Commission. The designation of members of our Audit Committee as “audit committee financial experts” does not impose on those members any duties, obligations, or liabilities that are greater than are generally imposed on them as members of the Audit Committee and Board of Directors, and does not affect the duties, obligations, or liabilities of any other member of the Audit Committee or Board of Directors.

Corporate Governance

Corporate Governance Guidelines.    The Board has adopted Corporate Governance Guidelines to reflect the principles by which the Company operates. These Guidelines are available in the Investor Relations section of our website at www.emulex.com under the heading “Corporate Governance — Corporate Governance Guidelines.” Please note that none of the information contained on our websites is incorporated by reference into this proxy statement, and the website addresses are included as inactive textual references only.

Director Independence.    It is the objective of the Board that all non-employee directors meet the criteria for independence required by the New York Stock Exchange and the Securities and Exchange Commission absent unusual and compelling circumstances. Only those directors who the Board affirmatively determines have no material relationship with the Company (either directly or as a partner, stockholder, or officer of an organization that has a relationship with the Company) and who meet the additional qualifications prescribed under the New York Stock Exchange rules will be considered independent. In addition, our Corporate Governance Guidelines require that members of the Audit Committee also satisfy the independence requirements for members of audit committees prescribed under the Sarbanes-Oxley Act of 2002.

In determining independence, each year the Board affirmatively determines whether directors have no “material relationship” with the Company. When assessing the “materiality” of a director’s relationship with the Company, the Board considers all relevant facts and circumstances, not merely from the director’s standpoint, but from that of the persons or organizations with which the director has an affiliation. No director who is a former employee of Emulex can be “independent” until five years after the employment has ended. In addition, no director who is, or in the last five years has been, affiliated with or employed by a present or former auditor of the Company or an affiliate can be “independent” until five years after the end of either the affiliation or the auditing relationship. In addition, no director can be “independent” if he or she is, or in the past five years has been, part of an interlocking directorate in which an executive officer of Emulex serves on the compensation committee of another company that employs that director. Directors with immediate family members in the categories described above are subject to the five year “cooling off” periods described above for purposes of determining whether the director is “independent.”

Under the Company’s Corporate Governance Guidelines, the Board reviews in advance any substantial charitable contribution made by the Company to organizations to which any director is affiliated, and any consulting contract with (or the provision of other indirect form of compensation to) any director.

Consistent with these considerations, after review of all relevant transactions, business and charitable relationships between each director, or any of his family members, and the Company, its senior management and its independent auditors, the Board affirmatively has determined that all directors are independent directors within the meaning of the New York Stock Exchange listing standards, except for Paul Folino, the Chairman and Chief Executive Officer of the Company.

In considering the independence of Dean A. Yoost, the Board noted that Mr. Yoost is a former partner of, and receives retirement benefits from, PricewaterhouseCoopers (PwC), the auditor for Vixel Corporation (now known as Emulex Design & Manufacturing Corporation (“EMD”) prior to the time that Vixel was acquired by Emulex in November 2003. Since the acquisition of Vixel by Emulex, Emulex has paid PwC to perform certain tax related work and to consent to Emulex’s use of PwC’s prior audit work. In addition, Emulex uses an affiliate of PwC as its registered agent in Spain as required by Spanish tax authorities. Notwithstanding the foregoing, the Board determined that Mr. Yoost is “independent” under its Company’s Corporate Governance Guidelines as well as the independence criteria established by the New York Stock Exchange. In addition, the Board determined that Mr. Yoost’s prior relationship with PwC does not interfere with his exercise of independent judgment in service on the Company’s Audit Committee. In making such determinations, the Board considered, among other things, that (i) Mr. Yoost does not receive retirement benefits from PwC which are based in any way upon any future business or other transactions with Emulex or the revenue or profitability of PwC, (ii) any audit work performed by PwC for Vixel was performed prior to the time Vixel was acquired by Emulex and PwC has not performed any audit work for Emulex or its subsidiaries (including EMD) subsequent to such acquisition, and (iii) Mr. Yoost did not perform any work on the PwC audits of Vixel.

Meetings of Independent Directors.    As required under the rules of the New York Stock Exchange, the Company’s independent directors meet in regularly scheduled executive sessions at which only independent directors are present. Mr. Goon generally presides over these executive sessions.

Code of Conduct.    All of our directors and employees, including our Chief Executive Officer and Chief Financial Officer (our principal accounting officer), are required to abide by our Business Ethics and Confidentiality Policy to ensure that our business is conducted in a legal and ethical manner and that our proprietary trade secrets are protected. The Code is available in the Investor Relations section of our website at www.emulex.com under the heading “Corporate Governance — Business Ethics and Confidentiality Policy.” The Code is also available to stockholders on request to: Emulex Corporation, Attn: Investor Relations, 3333 Susan Street, Costa Mesa, California 92626. The Company has also established procedures to receive, retain and address complaints regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of related concerns.

Stockholder Communications with Directors.    The Board has approved a policy by which stockholders and other interested parties may communicate directly with the Board or the non-employee directors. All communications should be in writing and indicate in the address whether it is intended for the entire Board, the non-employee directors as a group, or an individual director. Any such communications should be directed to the Company’s Investor Relations Department at the address given above or may be directed to the Company’s dedicated post office box address: P.O. Box 4254, Costa Mesa, California 92628-4254. Each communication intended for the Board or non-employee directors received by the Secretary will be forwarded to the intended recipients subject to compliance with instructions from the Board in effect from time to time concerning the treatment of inappropriate communications.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table sets forth information concerning compensation of the principal executive officer of the Company, the four most highly compensated other executive officers of the Company or its subsidiaries, and a former executive officer who would have been one of the four most highly compensated executive officers had he been an executive officer on the last day of fiscal 2005, for each of the last three completed fiscal years:

Summary Compensation Table

		Annual Compensation			Long-Term Compensation
Name and Principal Position	Year	Salary (1)	Bonus (2)	Other Annual Compensation (3)	Stock Option Grants (4)	All Other Compensation (5)
Paul F. Folino	2005	$587,148	$494,488	$-0-	400,000	$32,823
Chairman and	2004	538,485	361,711	-0-	720,000	12,158
Chief Executive Officer	2003	514,076	429,541	-0-	325,000	12,487

Kirk D. Roller (6)	2005	387,414	184,163	-0-	-0-	13,979
President, Worldwide	2004	369,667	147,142	-0-	220,190	14,001
Sales	2003	352,007	190,722	-0-	150,000	19,622

James M. McCluney (7)	2005	379,880	181,783	84,819 (8)	100,000	14,851
President and Chief	2004	201,100	144,242	42,783 (8)	522,346	6,509
Operating Officer	2003	—	—	—	—	—

Karen Mulvany	2005	319,719	107,916	-0-	75,000	12,285
Exec. V.P., Business	2004	294,755	82,128	-0-	202,619	9,628
Planning and Development	2003	249,596	99,647	-0-	40,000	5,284

Michael J. Rockenbach	2005	314,448	100,414	-0-	75,000	12,511
Exec. V.P. and	2004	289,822	76,288	-0-	152,333	7,888
Chief Financial Officer	2003	259,080	97,501	-0-	40,000	9,658

William F. Gill	2005	241,938	166,472	-0-	75,000	7,735
Exec. V.P., Worldwide	2004	221,998	89,534	-0-	122,667	6,650
Sales	2003	209,470	103,918	-0-	40,000	618

(1)	To the extent applicable, includes payments for accrued but unused vacation that the executive officer was not entitled to carry-over to subsequent years pursuant to the Company’s vacation policy for full-time employees.

(2)	The Company’s Proxy Statement for its 2003 Annual Meeting of Stockholders understated the amount of the bonus payments earned by the executive officers named in the Summary Compensation Table in fiscal 2003 by an aggregate of approximately $224,000. The above table correctly identifies the bonus payments made to the executive officers named in the Summary Compensation Table in fiscal 2003.

(3)	Except where indicated in the Summary Compensation Table, perquisites and other personal benefits did not in the aggregate equal or exceed the lesser of $50,000 for any named individual or 10 percent of the total of annual salary and bonus reported in this table for such person. Other Annual Compensation does not include the value realized upon exercise of options during the periods in question.

(4)	The amounts in the table represent shares of the Company’s common stock covered by stock options granted to the named individual under the Emulex Corporation Employee Stock Option Plan during the fiscal year in question.

(5)	This column includes the Company’s matching contributions to the Emulex Retirement Savings Plan, group term life insurance premiums and health care reimbursement paid with respect to the named executive.

(6)	Mr. Roller retired from the Company effective July 1, 2005.

(7)	Mr. McCluney previously served as the President and Chief Executive Officer of Vixel Corporation and joined the Company in November 2003 in connection with the Company’s acquisition of Vixel.

(8)	Includes reimbursement for relocation expenses of $77,424 in 2005 and $33,408 in 2004.

Key Employee Retention Agreements

The Company has previously entered into an agreement with Mr. Folino under which Mr. Folino would be entitled to receive the following payments and benefits in the event of termination of his employment by the Company without cause or by Mr. Folino because of a demotion within two years after a change in control of the Company: (i) a severance payment equal to the present value of two times the sum of Mr. Folino’s annual salary plus the highest annual average of any two of his last three annual bonuses; (ii) continuation for two years following termination of employment of his health and life insurance, disability income, tax assistance and executive automobile benefits (reduced to the extent similar benefits are received by him from another employer); and (iii) acceleration of vesting of his right to exercise his stock options based on the length of his continued employment following the grant of the option by one year upon the change in control of the Company and full acceleration of vesting of such exercise right in the event of termination of his employment without cause or because of a demotion as aforesaid within two years after the change in control. The Company also has entered into similar agreements with Messrs. McCluney, Rockenbach and Gill, and Ms. Mulvany. The key employee retention agreements for Messrs. McCluney, Rockenbach and Gill and Ms. Mulvany provide for payments and benefits similar to those described above, except that the severance payment is equal to the present value of one times the sum of the employee’s annual salary plus the highest annual average of any two of the employee’s last three annual bonuses; and continuation following termination of employment of the employee’s health and life insurance, disability income, tax assistance and executive automobile benefits (reduced to the extent similar benefits are received by the employee from another employer) is limited to one year. The Company has also entered into similar agreements with three other officers of the Company as well as approximately 49 non-officer employees.

Option Grants During Fiscal 2005

The following table sets forth information on grants of stock options pursuant to the Emulex Corporation Employee Stock Option Plan during the fiscal year ended July 3, 2005, to the officers identified in the Summary Compensation Table:

Option Grants in Fiscal 2005

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (4)
Name	Options Granted (1)	% of Total Options Granted to Employees in 2005 (2)	Exercise Price (3)	Expiration Date	5%	10%
Paul F. Folino	400,000	13.31	$10.01	8/18/14	$2,517,222	$6,378,633
Kirk D. Roller (5)	-0-	-0-	—	—	—	—
James M. McCluney	100,000	3.33	10.01	8/18/14	629,306	1,594,658
Karen Mulvany	75,000	2.50	10.01	8/18/14	471,979	1,195,994
Michael J. Rockenbach	75,000	2.50	10.01	8/18/14	471,979	1,195,994
William F. Gill	75,000	2.50	10.01	8/18/14	471,979	1,195,994

(1)	The amounts in the table represent shares of the Company’s common stock covered by stock options granted to the named individual under the Emulex Corporation Employee Stock Option Plan. Each option granted becomes exercisable on a cumulative basis as to 25% of the option shares one year after the date of grant and as to an additional 6.25% of the option shares after each three month interval thereafter.

(2)	The number of shares of Company common stock covered by the options granted to the named individual during the last completed fiscal year of the Company equals the percentage set forth below of the total number of shares of the Company’s common stock covered by all options granted by the Company to employees of the Company during such year.

(3)	The exercise price of each option is the market price of the common stock of the Company on the date of grant.

(4)	These columns present hypothetical future values of the stock obtainable upon exercise of the options net of the option’s exercise price, assuming that the market price of the Company’s common stock appreciates at a five and ten percent compound annual rate over the ten year term of the options. The five and ten percent rates of stock price appreciation are presented as examples pursuant to the Securities and Exchange

Commission rules governing the preparation of proxy statements and do not necessarily reflect management’s assessment of the Company’s future stock price performance. The potential realizable values presented are not intended to indicate the value of the options.

(5)	Mr. Roller retired from the Company effective July 1, 2005.

Option Exercises in Fiscal 2005 and Year-End Option Values

The following table sets forth information concerning stock options which were exercised during, or held at the end of, fiscal 2005 by the officers named in the Summary Compensation Table:

Option Exercises and Year-End Value Table

			Number of Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End (1)
Name	Shares Acquired on Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Paul F. Folino	-0-	$-0-	1,485,618	765,626	$1,885,740	$3,525,881
Kirk D. Roller (2)	10,000	38,200	-0-	-0-	-0-	-0-
James M. McCluney	-0-	-0-	310,462	241,884	2,230,802	1,287,176
Karen Mulvany	10,000	33,400	607,931	134,688	169,650	655,150
Michael J. Rockenbach	-0-	-0-	467,737	134,688	1,808,263	655,150
William F. Gill	-0-	-0-	204,855	134,063	80,456	651,488

(1)	Common Stock valued at $18.55 per share which represents the closing price of the Company’s common stock as reported by the New York Stock Exchange on July 1, 2005.

(2)	Mr. Roller retired from the Company effective July 1, 2005.

Compensation Committee Interlocks and Insider Participation

In fiscal 2005, Don M. Lyle, Bruce C. Edwards and Fred B. Cox served as members of the Compensation Committee of the Company. Mr. Cox resigned from the Compensation Committee effective October 1, 2004 at which time he was replaced by Mr. Edwards. Neither Mr. Cox, Mr. Lyle nor Mr. Edwards are now, nor were at any time during the last completed fiscal year of the Company, an officer or employee of the Company. During fiscal 2005, no executive officer of the Company served as a member of the Compensation Committee (or its equivalent) or as a director of any entity whose executive officers served on either the Compensation Committee or the Board of Directors of the Company.

Report of Executive Compensation Committee

The Compensation Committee of the Board of Directors makes this report on executive compensation pursuant to Item 402 of Regulation S-K. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that might incorporate future filings, including this Proxy Statement, in whole or in part, this report and the graph which follows this report shall not be incorporated by reference into any such filings, and such information shall be entitled to the benefits provided in Item 402(a)(9).

The Compensation Committee of the Board of Directors is comprised entirely of independent directors who are not officers or employees of the Company. The Compensation Committee reviews the performance of the executive officers of the Company, makes recommendations to the Board of Directors as to the compensation of the executive officers of the Company and its subsidiaries, reviews the compensation programs for other key employees, including salary and cash bonus levels, reviews and approves certain employee benefit policies and programs, and reviews and makes recommendations to management with respect to executive recruitment. In addition, the Compensation Committee administers the Emulex Corporation Employee Stock Option Plan (“Employee Option Plan”), the Emulex Corporation 2004 Employee Stock Incentive Plan (the “Employee Incentive Plan”) and, subject to approval of such plan by the stockholders, the 2005 Equity Incentive Plan, including review and approval of grants of options under the Employee Option Plan and awards under the Employee Incentive Plan and the Equity Incentive Plan to executive officers and other key employees of the Company and its subsidiaries. The Compensation Committee also administers the Emulex Corporation Employee Stock Purchase Plan.

Compensation Policies and Philosophy.    The Company’s executive compensation policies are designed to attract, retain and reward executive officers who contribute to the Company’s success, to provide economic incentives for executive officers to achieve the Company’s business objectives by linking the executive officers’ compensation to the performance of the Company, to strengthen the relationship between executive pay and stockholder value and to reward individual performance. The Company uses a combination of base salary, cash bonuses and stock option or other equity-based awards to achieve the aforementioned objectives.

The Compensation Committee’s recommendations regarding executive officer compensation are primarily based upon an assessment of the executive officer’s performance and potential to enhance long-term stockholder value. The Committee does not rely on rigid quantitative guidelines or formulas in determining the recommended amount or mix of compensation elements for each executive officer. Key factors in evaluating executive compensation include the executive’s performance compared to the goals and objectives established for the executive at the beginning of the year; the nature, scope and level of the executive’s responsibilities; the executive’s contribution to the company’s financial results; demonstration of job knowledge and skills, and the ability to work with others toward the achievement of the Company’s goals. In addition, the Compensation Committee considers corporate performance by looking at factors such as performance relative to competitors, performance relative to business conditions, and the success of the Company in meeting its financial objectives. The Compensation Committee also considers the level and types of compensation paid to executive officers in similar positions at other technology companies of comparable size and complexity, as these companies are most likely to compete with the Company for the services of its executives.

Components of Compensation.    The key elements of executive compensation are:

Base Salary.    Executive officer base salaries are established in relation to a range of salaries for comparable positions among a peer group of other technology companies of comparable size and complexity. The Company seeks to pay its executive officers salaries that are commensurate with their qualifications, duties and responsibilities and that are competitive in the marketplace. In general, the Company attempts to set executive salaries between the 50th and 75th percentile of salaries paid to executives of the Company’s peer group of corporations. Base salaries are reviewed annually, and adjusted from time to time to recognize outstanding individual performance, promotions and competitive compensation levels.

Cash Bonuses.    Executive officer cash bonuses are used to provide executive officers with financial incentives to meet performance targets of the Company. Performance targets and bonus recommendations for executives are proposed by the management of the Company based on the Company’s annual operating plan, reviewed and, when appropriate, revised by the Compensation Committee and approved by the Board of Directors. Bonus recommendations for the principal executive officers are made by the Compensation Committee based on the Company’s achievement in comparison to the annual operating plan. The committee’s recommendations are reviewed and approved by the Board.

Consistent with the foregoing, the Company maintains an Executive Bonus Plan that is intended to provide incentives to executive officers and other participants in the form of quarterly cash bonus payments based on Company performance against net revenue and net operating income targets established periodically and, in certain circumstances, other specified business goals. Actual goals for measurement purposes are the Company’s fiscal annual operating plan that is approved by the Board of Directors. In addition, a discretionary bonus for recognition of extraordinary contributions to the success of the company may be recommended by the Chairman and Chief Executive Officer. All bonus recommendations are subject to the approval of the Compensation Committee. Each executive officer of the Company has a quarterly target award opportunity expressed as a percentage of quarterly gross base salary at the end of the quarter in question. For fiscal 2005 and 2006, the quarterly target award opportunity for the executives range from 35% to 90% of quarterly base salary. Each participant’s quarterly bonus is weighted based upon achieving a combination of corporate performance goals.

Stock-Based Compensation.    The Compensation Committee believes that equity ownership by executive officers provides incentives to build stockholder value and align the interests of executive officers with the stockholders. Upon hiring executive officers, the Compensation Committee typically recommends the grant of options or other equity-based awards to officers under the Employee Option Plan, the Employee Incentive Plan or Equity Incentive Plan, subject to applicable vesting periods. Thereafter, the Compensation Committee considers granting additional awards, usually on an annual basis, under the Employee Option Plan, the Employee Incentive Plan or the Equity Incentive Plan. The Compensation Committee believes that these additional annual grants provide incentives for executive officers to remain with the Company. Options, which have been the primary equity-based awards utilized by the Company, are granted at the current market price for the Company’s common stock and, consequently, have value only if the price of the Company’s common stock increases over the exercise price. The size of the initial grant is usually based upon factors such as comparable equity compensation offered by other comparable companies, the seniority of the executive officer and the contribution that the executive officer is expected to make to the Company. In determining the size of the periodic grants, the Compensation Committee considers prior grants to the executive officer, the executive’s performance during the current fiscal year and his or her expected contributions during the succeeding fiscal year.

Perquisites.    Consistent with the Company’s overall compensation philosophy, the Company provides executive officers with perquisites that the Company believes are reasonable and competitive. The Compensation Committee believes that perquisites are a factor in helping us attract and retain the most qualified executives. In addition to paid vacation, group health care, disability, and retirement plans in which all salaried employees are eligible to participate, these perquisites include: a monthly automobile allowance, financial counseling and tax preparation services, payment or reimbursement of certain club memberships, payment of certain group term life insurance premiums, and reimbursement of certain out-of-pocket health care expenses (subject to an annual maximum). The Company’s vacation policy allows employees to receive a cash payment for a portion of their accrued but unused vacation and requires such cash payment with respect to any accrued and unused vacation in excess of the amount that is permitted to be carried-over to the next year.

Employment and Severance Agreements.    Executive officers serve at the will of the Board of Directors and the Company does not typically enter into employment agreements with its executive officers. This enables the Company to remove an executive officer prior to retirement if the Board determines that it is in the best interests of the Company, with full discretion as to the amount, if any, of any severance payments or related benefits (other than vested benefits or as may be required under applicable law). Consistent with this policy, the Company does not typically enter into severance agreements with executive officers when they are hired or promoted and on the rare occasions when executive officers are removed, the Compensation Committee and the Board of Directors exercises its business judgment in approving an appropriate separation arrangement in light of all relevant circumstances including the individual’s term of employment, past accomplishments and reasons for separation from the Company. Notwithstanding the foregoing, the Company has entered into key employee retention agreements with its executive officers and certain other key employees which provide for payment of certain severance benefits in the event of a change of control followed by a termination of employment, demotion or similar events. The Compensation Committee believes that such agreements are necessary in order to assure objectivity and continuity of management in the event of a change of control. A description of such key employee retention agreements is contained under the heading “— Key Employee Retention Agreements” elsewhere in this Proxy Statement.

Compensation of the Principal Executive Officer.    Effective September 2004, the Compensation Committee elected to increase Mr. Folino’s annual base salary and target bonus to $557,000 and $501,300, respectively, an increase of 5.1% in each case.

In determining to increase Mr. Folino’s base salary for fiscal 2005, the Compensation Committee considered the Company’s financial performance, Mr. Folino’s individual performance as well as the base salaries of chief executive officers at other technology companies of comparable size and complexity. For generally the same reasons, the Compensation Committee decided to increase Mr. Folino’s total target cash bonus amount for fiscal 2005 proportionately. The Compensation Committee also reviewed the perquisites and other compensation paid to Mr. Folino in fiscal 2005 and found these amounts to be reasonable and consistent with the Company’s overall compensation philosophy.

In August 2004, the Compensation Committee approved the grant to Mr. Folino of an option to purchase an aggregate of 400,000 shares of common stock under the Emulex Corporation Employee Stock Option Plan as compared to a 720,000 share option grant made in 2003. The 2004 option grant had an exercise price of $10.01 per share and becomes exercisable on a cumulative basis as to 100,000 shares one year after the date of grant and as to an additional 25,000 shares after each three month interval thereafter. The Compensation Committee believes that the reduction in the equity portion of Mr. Folino’s compensation was appropriate in light of the increase in his base compensation and the total amount of options then held by Mr. Folino as a result of prior grants. The Compensation Committee believes that the option grants made in fiscal 2005 are consistent with the overall compensation philosophy of the Company as well as the equity-based and total compensation provided to chief executive officers of other technology companies of comparable size and complexity.

Respectfully submitted,

Compensation Committee:

DON M. LYLE, Chairman
Bruce C. Edwards

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following is the report of the Audit Committee of the Board of Directors with respect to the Company’s audited financial statements for the fiscal year ended July 3, 2005, included in the Company’s Annual Report on Form 10-K for such year. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission. Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate future filings, including this Proxy Statement, in whole or in part, this report shall not be incorporated by reference into any such filings, except to the extent that the Company specifically incorporates it by reference in such filing.

In accordance with its written charter adopted by the Board of Directors, a copy of which is attached as Appendix A hereto, the Audit Committee serves as the representative of the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Audit Committee reviews its charter periodically to reassess the adequacy of the charter. The Audit Committee consists of three non-employee directors, each of whom the Company believes to be “independent” within the meaning of both Section 303.01(b)(2)(a) and (3) of the listing standards of the New York Stock Exchange and Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. listing requirements. The Board has further determined that each member of the Audit Committee is financially literate under the requirements of the New York Stock Exchange and that both Messrs. Downey and Yoost are “audit committee financial experts” as defined by the rules of the Securities and Exchange Commission. In addition, the Board determined that Bruce Edwards, who served as a member of the Audit Committee in fiscal 2005 until the appointment of Mr. Yoost, met the foregoing independence standards and was also an “audit committee financial expert” while he served. The designation of members of our Audit Committee as “audit committee financial experts” does not impose on those members any duties, obligations, or liabilities that are greater than are generally imposed on them as members of the Audit Committee and Board of Directors, and does not affect the duties, obligations, or liabilities of any other member of the Audit Committee or Board of Directors.

The Company’s management has primary responsibility for the Company’s internal controls and for the preparation of financial statements. The Company’s independent auditors are responsible for conducting an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon. The Audit Committee is responsible for monitoring the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance, monitoring the independence and performance of the Company’s independent auditors, and providing an avenue of communication among the independent auditors, management and the Board of Directors. The Audit Committee recommends to the Board of Directors the selection of the Company’s independent auditors. The Audit Committee has also established procedures to receive, retain and address complaints regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of related concerns.

On July 30, 2002, the Sarbanes-Oxley Act of 2002 was enacted. During the period subsequent to enactment of such law, the Audit Committee consulted with representatives of management, internal legal counsel and our independent auditors in order to further the Audit Committee’s understanding of such law. The Audit Committee reviewed processes that already are in place as well as new processes that were implemented in order to assure continued compliance with the requirements of the Sarbanes-Oxley Act of 2002.

In addition, during the most recent fiscal year, the Audit Committee:

•	reviewed and discussed the audited financial statements and interim financial statements with the Company’s management;

•	discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61; and

•	reviewed the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 and discussed with KPMG LLP its independence.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s 2005 Annual Report on Form 10-K filed with the Securities and Exchange Commission.

Pre-Approval Policies and Procedures

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. The Audit Committee has established a policy regarding pre-approval of all audit and non-audit services provided by the independent auditors. On an on-going basis, management communicates specific projects and categories of service for which the advance approval of the Audit Committee is requested. The Audit Committee reviews these requests and advises management if the Audit Committee approves the engagement of the independent auditors. On a periodic basis, management reports to the Audit Committee regarding the actual spending for such projects and services compared to the approved amounts. The Audit Committee also may delegate the ability to pre-approve audit and permitted non-audit services to one or more of its members, provided that any pre-approvals are reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended, which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee has considered whether the services provided by KPMG LLP are compatible with maintaining the independence of KPMG LLP and has concluded that the independence of KPMG LLP is maintained and is not compromised by the services provided.

Submitted by the Audit Committee
of the Board of Directors,

MICHAEL P. DOWNEY, Chairman
Robert H. Goon
Dean A. Yoost

Stockholder Return Performance Presentation

The graph below compares the cumulative total stockholder return on the Company’s common stock with the cumulative total return on the Standard & Poor’s 500 Index and the S&P Computer Storage and Peripherals Index for the period of five fiscal years commencing July 3, 2000 and ended July 3, 2005.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
EMULEX CORPORATION COMMON STOCK, S&P 500 INDEX AND
S&P COMPUTER STORAGE AND PERIPHERALS INDEX

*	Assumes the value of the investment in the Company’s common stock and each index was $100 on July 3, 2000.

PROPOSAL 2

RATIFICATION AND APPROVAL OF
THE 2005 EQUITY INCENTIVE PLAN

General

At the Meeting, stockholders of the Company will be asked to consider a proposal to ratify and approve the Emulex Corporation 2005 Equity Incentive Plan (the “Equity Incentive Plan”). The Equity Incentive Plan is a broad-based plan in which all employees of the Company and its subsidiaries are eligible to participate.

The purpose of the Equity Incentive Plan is to further the growth and development of the Company and its subsidiaries by providing, through ownership of stock of the Company, an incentive to officers and other key employees of the Company who are in a position to contribute materially to the prosperity of the Company, to increase such persons’ interests in the Company’s welfare, to encourage them to continue their services to the Company or its subsidiaries, and to attract individuals of outstanding ability to enter the employment of the Company or its subsidiaries.

Subject to stockholder approval of the Equity Incentive Plan, the Board has amended the 2004 Employee Stock Incentive Plan and the Employee Stock Option Plan (the “Existing Plans”) to provide that no additional awards may be granted under the Existing Plans. As of October 18, 2005, there were an aggregate of 12,388,953 shares subject to outstanding options granted under the Existing Plans and that were outstanding on the effective date of the Equity Incentive Plan (“Prior Outstanding Options”) and there were an additional 1,448,442 shares that are available for grant under the Existing Plans but which are not the subject of outstanding options or other awards (“Available Shares”) under the Existing Plans. As a result, the number of Available Shares shall be included as shares reserved for awards under the Equity Incentive Plan. In addition, Prior Outstanding Options shall also become available to increase the number of shares of common stock reserved for awards under the Equity Incentive Plan if such Prior Outstanding Options expire, are forfeited, cancelled or terminate for any reason without being exercised in full. Thus, the maximum aggregate number of shares of common stock that may be issued under the Equity Incentive Plan is (a) 2,000,000 newly authorized shares of Common Stock; plus (b) the number of Available Shares as of the effective date of the Equity Incentive Plan, not to exceed 1,448,442 shares; plus (c) the number of Prior Outstanding Options that expire, are forfeited, cancelled or terminate for any reason under the Existing Plans without having have been exercised in full.

Description of the Equity Incentive Plan

The following description of the Equity Incentive Plan is qualified in all respects by reference to the Equity Incentive Plan, as amended, the full text of which is attached as Appendix B.

Types of Awards.    The following awards may be granted under the Equity Incentive Plan: (i) options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) non-qualified stock options not specifically authorized or qualified for favorable federal income tax consequences, (iii) restricted stock awards consisting of shares of common stock that are subject to a substantial risk of forfeiture (vesting) restriction for some period of time, (iv) unrestricted stock awards that are free of any vesting restrictions, (v) performance awards entitling the recipient to acquire shares of common stock or to vest in shares of common stock upon the attainment of specified performance goals and (vi) stock appreciation rights.

Administration.    The Equity Incentive Plan is administered by the Board of Directors, or in the discretion of the Board, by a Committee (“Committee”) consisting of two or more directors of the Company. The Equity Incentive Plan will be administered by the Compensation Committee. All members of the Compensation Committee are “non-employee directors” (within the meaning of amended Rule 16b-3 under the Securities Exchange Act of 1934) and are “outside directors” within the meaning of Section 162(m) of the Code and Treasury Regulations Sections 1.162- 27(e)(3). The administrator may delegate duties to one or more Officers of the Company, including the ability to make awards within designated parameters that do not involve Covered Employees or “insiders” within the meaning of Section 16 of the Exchange Act. The Equity Incentive Plan administrator shall have exclusive authority to determine employees to whom awards will be granted, the timing and manner of the grant of awards, the number of shares to be subject to any award, the purchase price or exercise price and medium of payment, vesting provisions and repurchase provisions and to specify the provisions of any agreement relating to such grant or sale, the duration and purpose of leaves of absence which may be granted to optionees and grantees without constituting termination of employment for purposes of the Equity Incentive Plan and all other discretionary determinations necessary or advisable for administration of the Equity Incentive Plan. The administrator’s discretionary determinations shall be final and binding on all parties unless they are determined by a court to be arbitrary and capricious. Members of the Committee are appointed by and serve at the pleasure of the Board and may be removed by the Board at its discretion. The Company’s stockholders may elect to remove one or all of the members of the Board or the Committee by voting for the removal of such members as directors of the Company.

Eligibility.    Any employee of the Company or any of its subsidiaries who is designated by the administrator is eligible to receive an award under the Equity Incentive Plan.

Shares Subject to the Equity Incentive Plan.     The aggregate number of shares which may be issued under the Equity Incentive Plan shall consist of three categories: (i) newly authorized shares, not to exceed 2,000,000 shares of Common Stock; (ii) the number of Available Shares as of the effective date of the Equity Incentive Plan, not to exceed 1,448,442 shares; and (iii) the number of shares underlying Prior Outstanding Options that expire, are forfeited, cancelled or terminate for any reason under the Existing Plans without having been exercised in full. The aggregate number of shares available for grant shall be subject to adjustment pursuant to the “capitalization adjustment” provisions of the Equity Incentive Plan. Subject to the provisions of the Equity Incentive Plan, the administrator may determine, in its sole discretion, the number of shares of common stock of the Company with respect to which stock options, stock awards, performance based awards and stock appreciation rights may be granted. The maximum number of shares with respect to which options and stock appreciation rights can be granted to any employee in any calendar year is limited to 500,000 shares.

Terms and Conditions of Options.    The purchase price for the shares subject to any option granted under the Equity Incentive Plan shall not be less than 100% of the fair market value of the shares of common stock of the Company on the date the option is granted.

The purchase price for any shares purchased pursuant to exercise of an option granted under the Equity Incentive Plan must be paid in full upon exercise of the option in cash or, at the discretion of the Board or Committee, upon such terms and conditions as it may approve, by transferring to the Company for redemption shares of previously acquired common stock at their fair market value or, provided the Company’s common stock continues to be publicly traded, by a broker assisted cashless exercise procedure. Notwithstanding the foregoing and subject to any applicable limitations on loans to officers under the rules and regulations of the Securities and Exchange Commission, the Company may extend and maintain, or arrange for the extension and maintenance of, credit to any optionee to finance his or her purchase of shares pursuant to exercise of an option on such terms as may be approved by the Board or Committee, subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended.

No option shall be exercisable during the lifetime of an optionee by any other person. The Board or the Committee has the power to set the time(s) within which each option shall be exercisable and to accelerate the time(s) of exercise. Unless otherwise provided by the Board or the Committee, each option shall become exercisable on a cumulative basis as to 30% of the total number of shares covered by the option at any time after one year from the date the option is granted, an additional 7-1/2% after the end of each of the next four consecutive quarterly anniversaries of the date of grant, and as to an additional 10% after the end of each of the next four consecutive quarterly anniversary dates thereafter.

No option shall be exercisable after the earliest of the following: the expiration of six years after the date the option is granted; unless otherwise approved by the Board or the Committee, three months after the date the optionee’s continuous service as an employee, director or consultant with the Company and its subsidiaries terminates if termination is for any reason other than permanent disability, death, or cause; the date the optionee’s continuous service terminates if termination is for cause; or one year after the date the optionee’s continuous service terminates if termination is a result of death or permanent disability. The administrator has discretion to provide in the terms of any option agreement for a maximum term that exceeds six years, but not more than ten years, or a post-service exercise period that exceeds three months. Stock options may be granted alone or in certain circumstances discussed below under “— Restricted Stock Awards,” in tandem with stock appreciation rights. The exercise or lapse of any number of tandem stock appreciation rights will cause a corresponding reduction in the number of shares of Common Stock then available for purchase by exercise of the related stock option.

To the extent the aggregate fair market value (determined as of the time the option is granted) of stock with respect to which incentive stock options are exercisable by any employee for the first time during any calendar year exceeds $100,000, the options or portions thereof will be treated as nonstatutory options and will not be treated as incentive stock options.

Within certain limitations, the Board or Committee has the power to modify, extend, or renew outstanding options granted under the Equity Incentive Plan, accept the surrender of outstanding options and authorize the granting of new options in substitution therefor. The Equity Incentive Plan prohibits the Board and Committee from doing any of the following without stockholder approval: (i) repricing or otherwise reducing the exercise price of outstanding options granted under the Equity Incentive Plan, or (ii) canceling previously granted options and issuing new options to the same optionholder at a lower exercise price.

Each option will contain certain additional terms and conditions that will apply in the event the administrator determines that the option constitutes a “nonqualified deferred compensation arrangement” that is subject to the additional requirements of Section 409A of the Code (see, Federal Income Tax Consequences).

Terms and Conditions of Awards Other Than Options.

Restricted Stock Awards.    The Board or the Committee may award (or sell at a purchase price determined by the Board or the Committee) restricted shares of the Company’s common stock. The restricted stock may not be sold, assigned, transferred or otherwise disposed of for such period as the Board or the Committee shall determine. The vesting of an award of restricted stock will be determined by the Board or the Committee for each grant. In the event a recipient’s continuous service to the Company terminates, the Company may reacquire unvested shares acquired in consideration of past services and all unvested shares of restricted stock as of the date of termination will be forfeited. If restricted stock is acquired for consideration other than prior services, the forfeiture will be accomplished by repurchasing the shares at the lesser of the original purchase price or the current fair market value. The Board or the Committee, in its sole discretion, may (but shall not be required to) provide for payment of a concurrent cash award in an amount equal, in whole or in part, to the estimated after tax amount required to satisfy applicable federal, state or local tax withholding obligations arising from the receipt and deemed vesting of restricted stock for which an election under Section 83(b) of the Code may be required.

Unrestricted Stock Awards.    The Board or the Committee may award (or sell at a purchase price determined by the Board or the Committee) unrestricted shares of the Company’s common stock, which shares shall be free of any vesting restriction. Awards of unrestricted stock may be granted or sold in respect of past services or other valid consideration, or in lieu of cash compensation due such individual.

Performance Awards.    Performance Awards will be subject to the attainment of performance goals within the meaning of Section 162(m) of the Internal Revenue Code and the regulations thereunder. The Board or the Committee may make Performance Awards independent of or in connection with the granting of any other award under the Equity Incentive Plan. The Board or the Committee shall determine whether and to whom Performance Awards shall be made, the performance goals applicable under each award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded shares. Performance goals shall be based on a pre-established objective formula or standard that specifies the manner of determining the number of Performance Award shares that will be granted or will vest if the performance goal is attained. Performance goals will be determined by the Board or the Committee prior to the time 25% of the service period has elapsed and may be based on one or more business criteria that apply to an individual, a business unit or the Company. Such business criteria may include, by way of example and without limitation, the following:

•	revenue

•	earnings before interest, taxes, depreciation and amortization (“EBITDA”)

•	funds from operations

•	funds from operations per share

•	operating income

•	pre or after tax income

•	cash available for distribution

•	cash available for distribution per share

•	net earnings

•	earnings per share

•	return on equity

•	return on assets

•	share price performance

•	improvements in the Company’s attainment of expense levels and

•	implementing or completion of critical projects, or improvement in cash-flow (before or after tax).

A performance goal may be measured over a performance period on a periodic, annual, cumulative or average basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures.

The Board or the Committee will establish the time periods in which the performance goals are to be met. Following the completion of each performance period, the Board or the Committee shall certify in writing whether the performance objectives and other material terms of a performance award have been achieved or met. Participants shall have no rights as stockholders until such shares are actually received under the Equity Incentive Plan and not with respect to shares subject to the award but not actually received. Except as may be otherwise provided by the Board or the Committee, a participant’s rights in all Performance Awards shall automatically terminate upon the participant’s termination of continuous service with the Company or its subsidiaries for any reason.

Stock Appreciation Rights.    A stock appreciation right entitles the holder to receive the appreciation in the value of common stock underlying the stock appreciation right. The administrator may grant a stock appreciation right either as a stand alone right or, if such right does not provide for the deferral of compensation within the meaning of Section 409A of the Code, in tandem with all or any part of the shares of common stock that may be purchased by the exercise of a stock option. Upon the exercise of a stock appreciation right, the Company shall pay the amount, if any, by which the fair market value of a share of common stock on the date of exercise exceeds the stock appreciation right exercise price. A stock appreciation right is not exercisable if the fair market value of a share of Common Stock on the grant date exceeds the fair market value of such share of Common Stock on the date of exercise. In the discretion of the administrator, payment with respect to the exercise of a stock appreciation right may be made either in cash or in shares of Common Stock, valued at fair market value on the date of exercise. Stock appreciation rights granted in relation to a stock option shall be exercisable only to the extent the stock option is exercisable and the exercise or lapse of a stock option shall cause an equivalent reduction in the number of tandem stock appreciation rights.

In the event that a stock appreciation right is granted under the Equity Incentive Plan with a stock appreciation right exercise price less than the fair market value of the Common Stock underlying the award on the date the stock appreciation right is granted, or is otherwise determined to constitute nonqualified deferred compensation within the meaning of Section 409A of the Code, then the stock appreciation right may provide that it is exercisable at any time permitted under the governing written instrument, but such exercise will be limited to fixing the measurement of the amount, if any, by which the fair market value of a share of Common Stock on the date of exercise exceeds the stock appreciation right exercise price (the “SAR Amount”). However, once the stock appreciation right is exercised, the SAR Amount may only be paid on the fixed time or payment schedule in the governing written instrument, but not later than ten years from the award date or grant date; provided, however, that if the written instrument does not specify a fixed time or schedule, the time will be the date that is the fifth anniversary of the award date or grant date.

Effect of Mergers, Reorganizations and Consolidations on Awards.    In the event of a liquidation of the Company or a merger, reorganization or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a subsidiary of another corporation, the maximum number of shares of common stock subject to options or awards under the Equity Incentive Plan, the maximum number of options and stock appreciation rights that can be granted to any employee in any calendar year, and the number of shares and exercise price per share subject to outstanding options or awards under the Equity Incentive Plan will be appropriately adjusted by the Administrator to reflect any increase or decrease in the number of outstanding shares of common stock. Any outstanding awards previously granted under the Equity Incentive Plan shall either (i) be assumed or replaced by substitute awards by the surviving corporation, or (ii) not assumed or replaced by the surviving corporation, in which case the awards shall be deemed canceled. However, in the event the surviving corporation does not elect to assume the awards or to use substitute awards, the participant shall have the right, exercisable during a ten day period ending on the fifth day prior to such liquidation, merger or consolidation, to fully exercise or receive the Participant’s award in whole or in part without regard to any installment exercise or vesting provisions otherwise provided in the Equity Incentive Plan.

Equity Incentive Plan Amendments.    The Equity Incentive Plan may be terminated or amended by the Board as it shall deem advisable. Without the authorization and approval of the stockholders, however, the Board may not make any amendments which would (i) increase the total number of shares covered by the Equity Incentive Plan, (ii) change the class of persons eligible to participate, or (iii) extend the term of the Equity Incentive Plan beyond ten years from the date of adoption. In addition, shareholder approval is required to the extent required to satisfy the applicable corporate governance standards to be listed on any stock exchange or interdealer quotation system and for any amendment of an outstanding options that would result in repricing or other reduction in the exercise price of unexercised options, or the cancellation of previously granted options in exchange for new options having a lower exercise price.

Term of Equity Incentive Plan.    Unless sooner terminated by the Board in its sole discretion, the Equity Incentive Plan, as amended, will expire on October 1, 2015.

Federal Income Tax Consequences

Both non-qualified stock options and incentive stock options may be granted under the Equity Incentive Plan. The federal income tax consequences to the Company and to any person granted an option under the Equity Incentive Plan, under the existing applicable provisions of the Code and the regulations thereunder, are substantially as set forth below.

Non-Qualified Options and Stock Appreciation Rights.    Under current federal income tax law, the grant of a non-qualified option or a stock appreciation right under the Equity Incentive Plan will have no federal income tax consequences to the Company or the optionee. Generally, upon exercise of a non-qualified stock option or a stock appreciation right granted under the Equity Incentive Plan, the excess of the fair market value of the stock at the date of exercise over the option price (the “Spread”) is taxable to the participant as ordinary income. All such amounts taxable to a participant are deductible by the Company as compensation expense. The deduction will be allowed for the taxable year of the Company which includes the end of the taxable year in which the participant includes an amount in income.

Code Section 162(m) generally denies a tax deduction to any publicly held corporation for compensation that exceeds one million dollars paid to certain senior executives in a taxable year, subject to an exception for “performance based compensation” as defined in the Code and subject to certain transition provisions. The Company currently has structured the Equity Incentive Plan and stock option and stock appreciation rights grants to senior executive officers who may be subject to Section 162(m) in a manner that is intended to satisfy the performance-based compensation exception. However, the Company reserves the authority to award non-deductible compensation as it deems appropriate. In addition, notwithstanding the Company’s efforts, ambiguities and uncertainties regarding the application and interpretation of Section 162(m) make it impossible to provide assurance that performance-based compensation will, in fact, satisfy the requirements for deductibility under Section 162(m). Thus, Section 162(m) could limit the deductibility of compensation related to the exercise of options granted under the Equity Incentive Plan.

Generally, the shares received on exercise of an option or stock appreciation right under the Equity Incentive Plan are not subject to restrictions on transfer or risks of forfeiture and, therefore, the participant will recognize income on the date of exercise of a non-qualified stock option or stock appreciation right. However, if the optionee is subject to Section 16(b) of the Exchange Act, the Section 16(b) restriction will be considered a substantial risk of forfeiture for tax purposes. Under current law, employees who are either directors or officers of the Company will be subject to restrictions under Section 16(b) of the Exchange Act during their term of service and for up to six months after termination of such service. SEC Rule 16b-3 provides an exemption from the restrictions of Section 16(b) for the grant of derivative securities, such as stock options, under qualifying plans. Because the Equity Incentive Plan satisfies the requirements for exemption under SEC Rule 16b-3, the grant of awards will not be considered a purchase and the exercise of the awards to acquire the underlying shares of the Company common stock will not be considered a purchase or a sale. Thus, ordinary income will be recognized and the Spread will be measured on the date of exercise.

The taxable income resulting from the exercise of a non-qualified stock option or a stock appreciation right will constitute wages subject to withholding and the Company will be required to make whatever arrangements are necessary to ensure that funds equaling the amount of tax required to be withheld are available for payment, including the deduction of required withholding amounts from the participant’s other compensation and requiring payment of withholding amounts as part of the exercise price. The tax basis for the Company common stock acquired is the exercise price plus the taxable income recognized. A participant will recognize gain or loss on the subsequent sale of shares acquired upon exercise of a non-qualified stock option or a stock appreciation right in an amount equal to the difference between the amount realized and the tax basis of such shares. Such gain or loss will be long-term or short-term capital gain or loss, depending upon whether the shares have been held for more than one year.

Incentive Stock Options.    There will be no federal income tax consequences to the Company or the employee as a result of the grant of an incentive stock option. The optionee also will not recognize income when the incentive stock option is exercised (subject to the alternative minimum tax rules discussed below). However, incentive stock option treatment will only be available if the participant has been an employee of the Company or its subsidiaries within three months of the date of exercise. Generally, the Company receives no deduction at the time of exercise.

In the event of a disposition of shares acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the employee has held the shares. If the employee does not dispose of the shares within two years after the incentive stock option was granted, or within one year after the incentive stock option was exercised and shares were purchased, then the participant must recognize only a long-term capital gain or loss. The Company is not entitled to any deduction under these circumstances.

If the optionee fails to satisfy either of the foregoing holding periods, then he or she must recognize ordinary income in the year of disposition (referred to as a “disqualifying disposition”). The amount of such ordinary income generally is determined under the rules applicable to non-qualified options (see above) based on the Spread at the date of exercise. However, such ordinary income will in no event exceed the amount of the gain realized on the sale, provided that the disposition involves an arm’s-length sale or exchange with an unrelated party. Any gain in excess of the amount taxed as ordinary income will be treated as capital gain. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the optionee.

The Spread under an incentive stock option is treated as an adjustment in computing alternative minimum taxable income (“AMTI”) for the year of exercise. If a taxpayer’s AMTI exceeds an exemption amount equal to $58,000 in the case of a married individual filing a joint return ($40,250 in the case of a single taxpayer), then the alternative minimum tax equals 26% of the first $175,000 of the excess and 28% of the taxable excess that exceeds $175,000, reduced by the amount of the regular federal income tax paid for the same taxable year. The exemption amount is subject to reduction in an amount equal to 25% of the amount by which AMTI exceeds $150,000 in the case of a married individual filing a joint return ($112,500 in the case of a single taxpayer). A subsequent disqualifying disposition of shares acquired upon exercise of an incentive stock option will eliminate the AMTI adjustment if the disposition occurs in the same taxable year as the exercise. A disqualifying disposition in a subsequent taxable year will not affect the alternative minimum tax computation in the earlier year.

Payment of Option Exercise Price in Shares.    To the extent an optionee pays all or part of the option exercise price of a non-qualified stock option by tendering shares of common stock owned by the optionee, the tax consequences described above apply except that the number of shares of common stock received upon such exercise which is equal to the number of shares surrendered in payment of the option price will have the same tax basis and holding periods as the shares surrendered. The additional shares of common stock received upon such exercise will have a tax basis equal to the amount of ordinary income recognized on such exercise and a holding period which commences on the day following the date of recognition of such income. Under Treasury regulations, if an optionee exercises an incentive stock option by tendering shares of Company common stock previously acquired by the exercise of an incentive stock option that have not satisfied statutory holding period requirements, a disqualifying disposition will occur and the optionee will recognize income and be subject to other basis allocation and holding period requirements.

Restricted Stock Awards.    Stock granted under the Equity Incentive Plan may, in the determination of the Administrator, be subject to rights of repurchase and other transfer restrictions. The tax consequences of stock granted under the Equity Incentive Plan depends on whether the stock is subject to restrictions and if so, whether the restrictions are deemed to create a “substantial risk of forfeiture” under Code Section 83 (for example, stock granted under the Equity Incentive Plan which is subject to our right to repurchase the stock at a price that is less than fair market value which right lapses over a period of continued employment is considered a “substantial risk of forfeiture” under Code Section 83).

If stock is not subject to a “substantial risk of forfeiture,” the recipient normally will recognize taxable ordinary income equal to the value of the stock in the year in which the stock is granted less the amount paid for that stock. If the stock is subject to a “substantial risk of forfeiture,” the recipient normally will recognize taxable ordinary income as and when the “substantial risk of forfeiture” lapses in the amount of the fair market value of the shares no longer subject to the “substantial risk of forfeiture” less the amount paid for the stock. Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the stock plus any amount recognized as ordinary income upon grant or vesting of the stock. The gain or loss will be long or short-term depending on how long the recipient held the stock.

A recipient of stock subject to a “substantial risk of forfeiture” may make an election under Code Section 83(b) to recognize ordinary income in the year the recipient purchases the restricted stock, rather than waiting until the “substantial risk of forfeiture” lapses. If the stock recipient makes a Section 83(b) election, the recipient will be required to recognize as ordinary income in the year the recipient purchases the stock the difference, if any, between the fair market value of the stock on the purchase date and the purchase price paid. If the stock recipient makes a Section 83(b) election, the recipient will not be required to recognize any income when the “substantial risk of forfeiture lapses.”

Generally, with respect to employees, we are required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the stock recipient.

Compliance With Section 409A Of The Code.    Code Section 409A imposes requirements on nonqualified deferred compensation plans. The requirements include the timing of elections to defer, the timing of distributions and prohibitions on the acceleration of distributions. Failure to satisfy these requirements may result in the immediate taxation of the arrangement, the imposition of an additional 20% income tax on the participant and the possible imposition of interest and penalties on the unpaid tax. Proposed regulations generally provide that the type of equity incentives provided under the Equity Incentive Plan will not be considered nonqualified deferred compensation. However, some awards could be covered by Section 409A of the Code. For example, the grant or modification of a stock option or stock appreciation right with an exercise price less than fair market value of the underlying common stock could constitute nonqualified deferred compensation. In such event, the administrator normally would expect to design and administer any such award in a manner that ordinarily should avoid adverse federal income tax consequences under Section 409A of the Code to any affected participant. Notwithstanding the foregoing, the Equity Incentive Plan expressly provides that there is no commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person who participates or is eligible to participate in the Equity Incentive Plan.

In the event that a grant or award under the Equity Incentive Plan is granted with an exercise price less than the fair market value of the Common Stock subject to the grant or award on the grant date (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than fair market value, or such grant is materially modified and deemed a new grant at a time when the fair market value exceeds the exercise price) or is otherwise determined to constitute nonqualified deferred compensation within the meaning of Section 409A of the Code (a “409A Award”), then the following additional conditions shall apply to such grant or award and shall supersede any contrary provision of the Equity Incentive Plan:

(1)    A 409A Award shall not be exercisable or distributable until the earlier of:

(a)    A specified time or a fixed schedule set forth in the award agreement or, if the award agreement does not specify a fixed time or schedule, the date that is the fifth anniversary of the award or grant date;

(b)    Separation of service; provided, however, that if the 409A Award recipient is a “key employee” (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) and the Company’s stock is publicly traded on an established securities market or otherwise, exercise or distribution may not be made before the date which is six months after the date of separation of service;

(c)    The date of the participant’s death;

(d)    The date the participant becomes disabled;

(e)    The occurrence of an unforeseeable emergency; or

(f)    The occurrence of a change in control event.

(2)    The term of a 409A Award shall expire and such award shall no longer be exercisable on the date that is the later of: (a) 2-1/2 months after the end of the Company’s taxable year in which the 409A Award first becomes exercisable or distributable and is not subject to a substantial risk of forfeiture; or (b) 2-1/2 months after the end of the 409A Award recipient’s taxable year in which the 409A Award first becomes exercisable or distributable and is not subject to a substantial risk of forfeiture, but not later than the earlier of (i) the expiration of ten years from the date of the 409A Award was granted or (ii) the term specified in the 409A Award agreement.

(3)    A 409A Award may not be accelerated or exercised prior to the times noted above in paragraph (1), except (a) to an individual other than the participant as may be necessary to comply with the terms of a domestic relations order, (b) to comply with the terms of a certificate of divestiture (as defined in Section 1043(b)(2) of the Code) or (c) upon a change in control event or to terminate the Equity Incentive Plan or any 409A Award within 12 months of the change in control event and cancel the 409A Award for compensation.

New Equity Incentive Plan Benefits

Because employee awards under the Equity Incentive Plan are discretionary, it is not possible to determine the benefits or amounts that will be received in the future by individual employees or groups of employees under the Equity Incentive Plan.

Vote Required for Approval of the Equity Incentive Plan

Approval of the proposal to ratify and approve the Equity Incentive Plan requires the affirmative vote of the holders of a majority of the shares of common stock of the Company present, or represented, and entitled to vote at the Meeting.

Board Recommendation

The Board of Directors recommends a vote “FOR” ratification and approval of the Equity Incentive Plan.

PROPOSAL 3
RATIFICATION AND APPROVAL OF THE
1997 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS, AS AMENDED

General

At the Meeting, stockholders of the Company will be asked to consider a proposal to ratify and approve amendment of the Emulex Corporation 1997 Stock Option Plan for Non-Employee Directors. The Plan will be restated and renamed the Emulex Corporation 1997 Stock Award Plan for Non-Employee Directors (the “Director Plan”).

As in effect on October 10, 2005, options to purchase an aggregate of 730,000 shares of common stock were outstanding under the Director Plan and an aggregate of 295,000 shares were available for future grants of options under the Director Plan.

The Director Plan was adopted by the Board of Directors in 1997 and was approved by the stockholders at the 1997 Annual Meeting of Stockholders. The stockholders approved an increase in the number of shares authorized for issuance under the Director Plan by 400,000 shares to 1,200,000 shares at the 1999 Annual Meeting of Stockholders, an additional increase by 280,000 shares to 1,480,000 at the 2000 Annual Meeting of Stockholders and an additional increase by 250,000 shares to 1,730,000 at the 2002 Annual Meeting of Stockholders. At the 2004 Annual Meeting, the stockholders approved an amendment of the Director Plan, (i) to increase the number of shares subject to options automatically granted to each Eligible Director (as defined below) on the date on which such director first becomes an Eligible Director from 30,000 to 60,000 and (ii) to increase the number of shares subject to options granted on each yearly anniversary of the date of grant of the initial option to each Eligible Director from 10,000 to 20,000.

Amendment of the Director Plan

On or about October 24, 2005, the Board of Directors of the Company amended and restated the Director Plan, subject to approval of the stockholders, to add (i) the ability to make discretionary grants to Eligible Directors of restricted stock awards and/or stock appreciation rights and (ii) the ability to determine whether such awards are in addition to or in lieu of the formula based option grants. The amendment provides that the Director Plan will be governed by Delaware law. In addition, the amended and restated Director Plan extends the term of the Plan from December 31, 2010 to September 30, 2015.

Reasons for Amendment of the Director Plan

The Board of Directors believes that the amendment of the Director Plan is necessary because the option grants and stock issuances under the Director Plan increase the proprietary and vested interest of the non-employee directors of the Company in the growth and performance of the Company and help enable the Company to continue to attract and retain highly qualified persons to serve as non-employee directors. The discretionary ability to make additional awards of restricted stock and/or stock appreciation rights under the Director Plan is intended to give the Board additional flexibility to assure that the Company retains its ability to attract and retain qualified non-employee directors through equity awards. The change in governing law from California to Delaware is intended to conform the administration of the Director Plan with the administration of the other equity incentive plans maintained by the Company and to be consistent with the corporate law applicable to the Company’s corporate governance and related matters.

Description of the Director Plan

Following is a summary of the principal provisions of the Director Plan, qualified by reference to the complete text of the Director Plan, as so amended, the full text of which is attached as Appendix C.

Purpose.    The Director Plan is intended to increase the proprietary and vested interest of the non-employee directors of the Company in the growth and performance of the Company and to help enable the Company to continue to retain and attract highly qualified persons to serve as non-employee directors.

Administration.    The Board of Directors is authorized to administer the Director Plan in accordance with its terms. The Board may, in its sole discretion, delegate any or all of its administrative duties to a committee of not fewer than two members of the Board. The Board shall have no discretion with respect to the selection of directors to receive options, the number of shares of common stock of the Company subject to any such options, or the exercise price thereof. However, the Board will have discretion to make additional awards in the form of restricted stock or stock appreciation rights and such discretion will include the ability to determine whether such awards are in addition to or in lieu of the formula based option grants.

Eligibility.    Each director of the Company shall be eligible to receive an award under the Director Plan only if such director (i) is not then an employee of the Company or any of its subsidiaries (“Eligible Director”). Only Eligible Directors may receive awards under the Director Plan. There are currently six Eligible Directors — Messrs. Cox, Downey, Edwards, Goon, Lyle, and Yoost.

Shares Subject to the Director Plan.    The aggregate number of shares of common stock of the Company which may be issued pursuant to exercise of options theretofore or thereafter granted under the Director Plan shall not exceed 1,730,000 shares (subject to adjustment pursuant to the “capitalization adjustment” provisions of the Director Plan).

Grant, Term and Conditions of Awards.    The Director Plan initially provided that an option to purchase 120,000 shares of common stock of the Company was granted automatically to each Plan Eligible Director upon the date on which such director first becomes a Plan Eligible Director. In addition, the Director Plan provided that on each yearly anniversary of the date of grant of the initial option to each Plan Eligible Director, each such Plan Eligible Director would automatically be granted an additional option to purchase 40,000 shares of common stock. Effective June 2001, the Board of Directors voluntarily amended the Director Plan to reduce the initial grant amounts from 120,000 shares to 30,000 shares and the annual grant amount from 40,000 shares to 10,000 shares. Effective October 1, 2004, the Board of Directors amended the Director Plan and stockholders approved an increase in the initial grant amount from 30,000 shares to 60,000 shares and the annual grant amount from 10,000 shares to 20,000 shares. On or about October 24, 2005, the Director Plan was amended, subject to stockholder approval, to add the ability to make discretionary grants to Eligible Directors of (i) restricted stock awards and (ii) stock appreciation rights. The Board will have discretion to make additional awards in the form of restricted stock or stock appreciation rights and such discretion will include the ability to determine whether such awards are in addition to or in lieu of the formula based option grants.

Option Terms.    The options will be non-qualified stock options not eligible for the favorable tax consequences given to incentive stock options by Section 422 of the Code. The purchase price per share of the common stock of the Company issuable upon exercise of the option shall be 100% of the fair market value per share of such common stock. Payment for shares purchased on exercise of an option shall be made in either, (i) cash, (ii) in common stock of the Company having a fair market value (determined in the manner the exercise price of options is determined) equal to the aggregate exercise price of the shares being purchased, or (iii) by cashless exercise through the sale of the common stock underlying the option and remission to the Company of the aggregate exercise price from the proceeds of such sale. However, payment for exercises of less than 1,000 shares of common stock must be made in cash.

No option granted under the Director Plan shall be exercisable after the expiration of the earlier of (i) ten years following the date the option is granted or (ii) one year following the date the optionee ceases to be a director of the Company for any reason.

The initial options granted to a director under the Director Plan shall be exercisable as to one-third of the shares on each anniversary of the date the option is granted if the director to whom the option is granted is still a director of the Company on such anniversary. The subsequent annual option grants to purchase 20,000 shares shall be exercisable as to one-half of the shares on the six month anniversary of the date the option is granted and shall be exercisable for an additional one quarter of the shares on the nine month and one year anniversary of the grant date.

In the event of the death of an optionee, any option (or unexercised portion thereof) held by the optionee, to the extent exercisable by him or her on the date of death, may be exercised by the optionee’s personal representatives, heirs, or legatees in accordance with the Director Plan. No option shall be transferable by an optionee otherwise than by will or the laws of descent and distribution, and during the lifetime of the individual to whom an option is granted it may be exercised only by such individual or such individual’s guardian or legal representative.

Restricted Stock Awards.    The Board or the committee may award (or sell at a purchase price determined by the Board or the Committee) restricted shares of the Company’s common stock. The restricted stock may not be sold, assigned, transferred or otherwise disposed of for such period as the Board or the Committee shall determine. The vesting of an award of restricted stock will be determined by the Board or the Committee for each grant. In the event a recipient’s continuous service as a Director terminates, the Company may reacquire unvested shares acquired in consideration of past services and all unvested shares of restricted stock as of the date of termination will be forfeited. If restricted stock is acquired for consideration other than prior services, the forfeiture will be accomplished by repurchasing the shares at the lesser of the original purchase price or the current fair market value. No restricted stock awards may be granted under the Director Plan prior to the approval of the Director Plan by the stockholders of the Company.

Stock Appreciation Rights.    A stock appreciation right entitles the holder to receive the appreciation in the value of common stock underlying the stock appreciation right. The Board or the committee may grant a stock appreciation right either as a stand alone right or, if such right does not provide for the deferral of compensation within the meaning of Section 409A of the Code, in tandem with all or any part of the shares of common stock that may be purchased by the exercise of a stock option. Upon the exercise of a stock appreciation right, the Company shall pay the amount, if any, by which the fair market value of a share of common stock on the date of exercise exceeds the stock appreciation right exercise price. A stock appreciation right is not exercisable if the fair market value of a share of Common Stock on the grant date exceeds the fair market value of such share of Common Stock on the date of exercise. In the discretion of the Board or the committee, payment with respect to the exercise of a stock appreciation right may be made either in cash or in shares of Common Stock, valued at fair market value on the date of exercise. Stock appreciation rights granted in relation to a stock option shall be exercisable only to the extent the stock option is exercisable and the exercise or lapse of a stock option shall cause an equivalent reduction in the number of tandem stock appreciation rights.

In the event that a stock appreciation right is granted under the Director Plan with a stock appreciation right exercise price less than the fair market value of the Common Stock underlying the award on the date the stock appreciation right is granted, or is otherwise determined to constitute nonqualified deferred compensation within the meaning of Section 409A of the Code, then the stock appreciation right may provide that it is exercisable at any time permitted under the governing written instrument, but such exercise will be limited to fixing the measurement of the amount, if any, by which the fair market value of a share of Common Stock on the date of exercise exceeds the stock appreciation right exercise price (the “SAR Amount”). However, once the stock appreciation right is exercised, the SAR Amount may only be paid on the fixed time or payment schedule in the governing written instrument, but not later than ten years from the award date or grant date; provided, however, that if the written instrument does not specify a fixed time or schedule, the time will be the date that is the fifth anniversary of the award date or grant date.

Mergers, Reorganizations and Changes in Control.    In the event of a liquidation of the Company or a merger, reorganization or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a subsidiary of another corporation, any unexercised options previously granted under the Director Plan shall be deemed canceled unless the surviving corporation elects to assume the options or to use substitute options. However, if such options would otherwise be canceled, the optionee shall have the right, exercisable during a ten day period ending on the fifth day prior to such liquidation, merger or consolidation, to fully exercise the optionee’s option in whole or in part without regard to any installment exercise provisions otherwise provided in the Director Plan. In the event of a change in control of the Company, as defined in the Director Plan, any unexercised option previously granted under the Director Plan which is not then already exercisable as to all of the shares subject to the option shall become exercisable upon such change in control as to all of the shares as to which the option is not already exercisable in addition to the shares, if any, as to which the option is already exercisable.

Director Plan Amendment.    The Director Plan may be terminated or amended by the Board as it shall deem advisable. Without the authorization and approval of the stockholders, however, the Board may not increase the total number of shares covered by the Director Plan, change the class of directors eligible to receive options under the Director Plan or materially increase benefits accruing to participants under the Director Plan.

Term of Director Plan.    Unless sooner terminated by the Board in its sole discretion, the Director Plan will expire on September 30, 2015.

Federal Income Tax Consequences

Non-Qualified Options and Stock Appreciation Rights.    Under current federal income tax law, the grant of a non-qualified option or a stock appreciation right under the Director Plan will have no federal income tax consequences to the Company or the Eligible Director. Generally, upon exercise of a non-qualified stock option or a stock appreciation right granted under the Director Plan, the excess of the fair market value of the stock at the date of exercise over the option price (the “Spread”) is taxable to the participant as ordinary income. All such amounts taxable to a Director are deductible by the Company as compensation expense. The deduction will be allowed for the taxable year of the Company which includes the end of the taxable year in which the participant includes an amount in income.

Generally, the shares received on exercise of an option under the Director Plan are not subject to restrictions on transfer or risks of forfeiture and, therefore, the optionee will recognize income on the date of exercise. The Company believes that the Director Plan will comply with the requirements of Section Rule 16b-3 of the Act and, as a result, there will be no risk of forfeiture. However, if the Director Plan were not to comply with Rule 16b-3 and the participant is subject to Section 16(b) of the Act, the Section 16(b) restriction will be considered a substantial risk of forfeiture for tax purposes. Under current law, participants who are either directors or officers of the Company will be subject to restrictions under Section 16(b) of the Act during their term of service and for up to six months after termination of such service. Thus, ordinary income will be recognized and the Spread will be measured on the first day on which the sale of such shares at a profit is no longer subject to restrictions under Section 16(b) of the Act. Income tax regulations provide that such day is six months (less one day) from the transfer date for such shares. However, the participant is entitled to elect to recognize income on the date of transfer. Such election must be made within 30 days of the transfer of the shares to the participant.

Payment of Option Exercise Price in Shares.    To the extent an optionee pays all or part of the option exercise price of a non-qualified stock option by tendering shares of common stock owned by the optionee, the tax consequences described above apply except that the number of shares of common stock received upon such exercise which is equal to the number of shares surrendered in payment of the option price will have the same tax basis and holding periods as the shares surrendered. The additional shares of common stock received upon such exercise will have a tax basis equal to the amount of ordinary income recognized on such exercise and a holding period which commences on the day following the date of recognition of such income.

Restricted Stock Awards.    Stock granted under the Director Plan may, in the determination of the Board or committee, be subject to rights of repurchase and other transfer restrictions. The tax consequences of stock granted under the Director Plan depends on whether the stock is subject to restrictions and if so, whether the restrictions are deemed to create a “substantial risk of forfeiture” under Code Section 83 (for example, stock granted under the Director Plan which is subject to our right to repurchase the stock at a price that is less than fair market value which right lapses over a period of continued service as a Director is considered a “substantial risk of forfeiture” under Code Section 83).

If stock is not subject to a “substantial risk of forfeiture,” the recipient normally will recognize taxable ordinary income equal to the value of the stock in the year in which the stock is granted less the amount paid for that stock. If the stock is subject to a “substantial risk of forfeiture,” the recipient normally will recognize taxable ordinary income as and when the “substantial risk of forfeiture” lapses in the amount of the fair market value of the shares no longer subject to the “substantial risk of forfeiture” less the amount paid for the stock. Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the stock plus any amount recognized as ordinary income upon grant or vesting of the stock. The gain or loss will be long or short-term depending on how long the recipient held the stock.

A recipient of stock subject to a “substantial risk of forfeiture” may make an election under Code Section 83(b) to recognize ordinary income in the year the recipient purchases the restricted stock, rather than waiting until the “substantial risk of forfeiture” lapses. If the stock recipient makes a Section 83(b) election, the recipient will be required to recognize as ordinary income in the year the recipient purchases the stock the difference, if any, between the fair market value of the stock on the purchase date and the purchase price paid. If the stock recipient makes a Section 83(b) election, the recipient will not be required to recognize any income when the “substantial risk of forfeiture lapses.”

We will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the stock recipient.

Compliance With Section 409A Of The Code.    Code Section 409A imposes requirements on nonqualified deferred compensation plans. The requirements include the timing of elections to defer, the timing of distributions and prohibitions on the acceleration of distributions. Failure to satisfy these requirements may result in the immediate taxation of the arrangement, the imposition of an additional 20% income tax on the participant and the possible imposition of interest and penalties on the unpaid tax. Proposed regulations generally provide that the type of equity incentives provided under the Equity Incentive Plan will not be considered nonqualified deferred compensation. However, some awards could be covered by Section 409A of the Code. For example, the grant or modification of a stock option or stock appreciation right with an exercise price less than fair market value of the underlying common stock could constitute nonqualified deferred compensation. In such event, the Board or committee normally would expect to design and administer any such award in a manner that ordinarily should avoid adverse federal income tax consequences under Section 409A of the Code to any affected participant. Notwithstanding the foregoing, the Director Plan expressly provides that there is no commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person who participates or is eligible to participate in the Director Plan.

In the event that a grant or award under the Director Plan is granted with an exercise price less than the fair market value of the Common Stock subject to the grant or award on the grant date (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than fair market value, or such grant is materially modified and deemed a new grant at a time when the fair market value exceeds the exercise price) or is otherwise determined to constitute nonqualified deferred compensation within the meaning of Section 409A of the Code (a “409A Award”), then the following additional conditions shall apply to such grant or award and shall supersede any contrary provision of the Director Plan:

(1)    A 409A Award shall not be exercisable or distributable until the earlier of:

(a)    A specified time or a fixed schedule set forth in the award agreement or, if the award agreement does not specify a fixed time or schedule, the date that is the fifth anniversary of the award or grant date;

(b)    Separation of service; provided, however, that if the 409A Award recipient is a “key employee” (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) and the Company’s stock is publicly traded on an established securities market or otherwise, exercise or distribution may not be made before the date which is six months after the date of separation of service;

(c)    The date of the participant’s death;

(d)    The date the participant becomes disabled;

(e)    The occurrence of an unforeseeable emergency; or

(f)	The occurrence of a change in control event.

(2)    The term of a 409A Award shall expire and such award shall no longer be exercisable on the date that is the later of: (a) 2-1/2 months after the end of the Company’s taxable year in which the 409A Award first becomes exercisable or distributable and is not subject to a substantial risk of forfeiture; or (b) 2-1/2 months after the end of the 409A Award recipient’s taxable year in which the 409A Award first becomes exercisable or distributable and is not subject to a substantial risk of forfeiture, but not later than the earlier of (i) the expiration of ten years from the date of the 409A Award was granted or (ii) the term specified in the 409A Award agreement.

(3)    A 409A Award may not be accelerated or exercised prior to the times noted above in paragraph (1), except (a) to an individual other than the participant as may be necessary to comply with the terms of a domestic relations order, (b) to comply with the terms of a certificate of divestiture (as defined in Section 1043(b)(2) of the Code) or (c) upon a change in control event or to terminate the Equity Incentive Plan or any 409A Award within 12 months of the change in control event and cancel the 409A Award for compensation.

The foregoing discussion, based upon federal tax laws now in effect, is not intended to cover all relevant tax aspects of the Director Plan.

Amended Director Plan Benefits

Prior to giving effect to the proposed amendment of the Director Plan, a total of 1,730,000 shares total of common stock were reserved for issuance under the Director Plan. As of October 10, 2005, options to purchase an aggregate of 730,000 shares of common stock at an average exercise price of $34.26 per share were outstanding under the Director Plan and held by the six Eligible Directors, and 295,000 shares were available for grant.

Vote Required

Ratification and approval of the amendment of the Director Plan requires the affirmative vote of the holders of a majority of the shares of common stock of the Company present, or represented, and entitled to vote at the Meeting.

Board Recommendation

The Board of Directors recommends a vote “FOR” ratification and approval of the Director Plan, as amended, including amendments which add (i) the ability to make discretionary grants to Eligible Directors of restricted stock awards and stock appreciation rights, (ii) the ability to determine whether such awards are in addition to or in lieu of the formula based option grants, and (iii) change the governing law applicable to the Director Plan from California to Delaware.

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about the Company’s common stock that may be issued upon the exercise of options and rights under all of the Company’s equity compensation plans as of July 3, 2005, including the Emulex Corporation Employee Stock Option Plan, the Emulex Corporation 2004 Employee Stock Incentive Plan, the Director Plan, the Emulex Corporation Employee Stock Purchase Plan as well as options granted pursuant to plans assumed by the Company in connection with its acquisition of Giganet, Inc. in March 2001 and Vixel Corporation in November 2003.

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Related in Column (a))
Equity compensation plans approved by security holders (1)	12,757,002	$23.42	2,413,416
Employee stock purchase plan approved by security holders (2)	— (2)	— (2)	1,229,335
Employee compensation plan not approved by security holders	1,353,462 (3)	$10.13 (3)	—
Total	14,110,464	$22.15	3,642,751

(1)	Consists of the Emulex Corporation Employee Stock Option Plan, the Emulex Corporation 2004 Employee Stock Incentive Plan, and the Director Plan.

(2)	The Emulex Corporation Employee Stock Purchase Plan enables employees to purchase the Company’s common stock at a 15 percent discount to the lower of market value at the beginning or end of each six month offering period. As such, the number of shares that may be issued pursuant to the Purchase Plan during a given six month period and the purchase price of such shares cannot be determined in advance.

(3)	Consists of (i) the Giganet, Inc. 1995 Stock Option Plan which was assumed by the Company in connection with the acquisition of Giganet, Inc. in March 2001 and (ii) the Vixel Corporation Amended and Restated 1995 Stock Option Plan, 1999 Equity Incentive Plan, as amended, and 2000 Non-Officer Equity Incentive Plan, all of which were assumed by the Company in connection with the acquisition of Vixel Corporation in November 2003.

PROPOSAL 4
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The accounting firm of KPMG LLP serves the Company as its independent auditors at the direction of the Board of Directors of the Company. One or more representatives of KPMG LLP are expected to be present at the Meeting and will have an opportunity to make a statement, if they desire to do so, and to be available to respond to appropriate questions.

The Board of Directors recommends a vote “FOR” the ratification of the selection of KPMG LLP as the independent auditors for the Company for fiscal year 2006. This matter is not required to be submitted for stockholder approval, but, as a matter of corporate governance, the Board of Directors has elected to seek ratification of its selection of the independent auditors by the affirmative vote of a majority of the shares represented and voting at the Meeting. In the event that this selection of auditors is not ratified by the requisite vote of stockholders, the Audit Committee will review the Company’s future selection of auditors.

Notwithstanding the ratification by stockholders of the appointment of KPMG LLP, the Board of Directors may, if the circumstances dictate, appoint other auditors.

Fees Incurred by the Company for KPMG LLP During Fiscal 2004 and 2005

The table below provides a summary of the aggregate fees for professional services rendered for the Company by KPMG for the fiscal years ended June 27, 2004 and July 3, 2005. These fees are described in more detail below.

	Fiscal 2004	Fiscal 2005
Audit Fees	$370,000	$1,190,655
Audit-Related Fees	393,325	67,745
Tax Fees	95,585	106,434
All Other Fees	—	—
Total	$858,910	$1,364,834

Audit Fees.    Audit fees for the fiscal years ended June 27, 2004 and July 3, 2005 were for professional services rendered for the audits of the Company’s annual consolidated financial statements and internal control over financial reporting and for the reviews of the consolidated financial statements included in the Company’s quarterly reports on Form 10-Q.

Audit-Related Fees.    Audit-related fees for the fiscal years ended June 27, 2004 and July 3, 2005 were for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements, including services related to the convertible subordinated note offerings and acquisition activity of the Company during the fiscal years presented.

Tax Fees.    Tax fees for the fiscal years ended June 27, 2004 and July 3, 2005 were for the aggregate fees billed for professional services rendered by KPMG LLP for tax compliance and planning services.

All Other Fees.    KPMG LLP did not provide other audit services to the Company during the fiscal years ended June 27, 2004 and July 3, 2005.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Section 16 of the Exchange Act requires the Company’s directors and executive officers and persons who own more than 10% of a registered class of the Company’s equity securities to file various reports with the Securities and Exchange Commission and the New York Stock Exchange concerning their holdings of, and transactions in, securities of the Company. Copies of these filings must be furnished to the Company.

Based on a review of the copies of such forms furnished to the Company and written representations from the Company’s executive officers and directors, the Company believes that during the 2005 fiscal year, none of the officers, directors and greater than 10% stockholders were delinquent in their applicable Section 16(a) filing requirements.

STOCKHOLDER PROPOSALS AND ADVANCED NOTICE PROCEDURES

Advance Notice Procedures

Under the Company’s Bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote who has delivered advance notice to the Company. Such notice must contain certain information specified in the Bylaws and be delivered to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement, not less than 60 days or more than 90 days prior to the date of the meeting. In the event that the first public disclosure of the date of the meeting is made less than 70 days prior to the date of the meeting, notice by the stockholder will be timely if received not later than the close of business on the tenth day following the day on which such disclosure was first made. These requirements are separate from the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934.

Stockholder Proposals for 2006

Stockholders who wish to present proposals for action at the 2006 Annual Meeting may do so by following the procedures prescribed by SEC Rule 14a-8. To be eligible for inclusion in next year’s proxy statement and proxy card, stockholder proposals must be received by the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement no later than July 15, 2006.

ANNUAL REPORT TO STOCKHOLDERS

The Annual Report to Stockholders of the Company for the fiscal year ended July 3, 2005, including audited consolidated financial statements, has been mailed to the stockholders concurrently herewith, but such Report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.

OTHER MATTERS

The Management of the Company does not know of any other matters which are to be presented for action at the Meeting. Should any other matters come before the Meeting or any adjournment thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their collective judgment.

ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (exclusive of Exhibits), will be furnished without charge to any person from whom the accompanying proxy is solicited upon written request to Investor Relations, Emulex Corporation, 3333 Susan Street, Costa Mesa, California 92626. A copy of our Annual Report on Form 10-K is also available on our website at www.emulex.com.

By Order of the Board of Directors

MICHAEL J. ROCKENBACH
Executive Vice President,
Chief Financial Officer,
Secretary and Treasurer

Costa Mesa, California
October 31, 2005

APPENDIX A

EMULEX CORPORATION

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.	Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

•	Assist Board oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, (iv) the performance of the Company’s internal audit function, and (v) performance of the independent auditors.

•	Prepare the Audit Committee report that SEC rules require be included in the Company’s annual proxy statement.

•	Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

•	Provide an avenue of communication among the independent auditors, management, and the Board.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the sole authority and direct responsibility for (i) the appointment, compensation, and oversight of the work of the independent auditors; (ii) resolving any disagreements between management and the independent auditors regarding financial reporting; and (iii) pre-approving any significant non-audit relationship with the independent auditors. The Audit Committee has the ability to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties, without seeking Board approval.

II.	Audit Committee Composition and Meetings

Audit Committee members shall meet the requirements of applicable law and the New York Stock Exchange. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be an independent director, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Audit Committee shall be financially literate (e.g., have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements) or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee, and the Chair of the Audit Committee shall have accounting or related financial management expertise and experience. A member of the Audit Committee will be considered to be a “financial expert” if, through education and experience as a public accountant or auditor or a principal financial officer, controller, or principal accounting officer of a company that, at the time the person held such position, was required to file SEC reports, or experience in one or more positions that involve the performance of similar functions (or has similar expertise and experience), she or he has the following attributes: (i) an understanding of generally accepted accounting principles and financial statements; (ii) experience applying such generally accepted accounting principles in connection with the accounting for estimates, accruals, and reserves, if any, used in the Company’s financial statements; (iii) experience preparing or auditing financial statements that present accounting issues that are generally comparable to those raised by the Company’s financial statements; (iv) experience with internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions.

Audit Committee members and the Chair of the Audit Committee shall be appointed by and serve at the pleasure of the Board. If an audit committee Chair is not designated by the Board or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall approve an agenda in advance of each meeting.

III.	Audit Committee Responsibilities and Duties

1.	Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for adoption and approval, and for inclusion in the Company’s annual proxy statement at least every three years in accordance with SEC regulations.

2.	Review the Company’s annual audited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, prior to filing or distribution. Review includes discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

3.	In consultation with the management and the independent auditors, consider the integrity of the Company’s financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors.

4.	Review with management and the independent auditors the Company’s quarterly financial results prior to the release of earnings and/or the Company’s quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 60 (see item 9), and including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”.

5.	Review: (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (ii) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (iii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures on the financial statements of the Company; and (iv) earnings press releases (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies.

Independent Auditors

6.	Retain and terminate the Company’s independent auditors (subject, if applicable, to stockholder ratification). The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the independent auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of independent auditors when circumstances warrant. The Audit Committee has the sole authority to approve all audit engagement fees and terms, as well as all significant non-audit engagements with the independent auditors. The Audit Committee may obtain the input of the Company management, but this responsibility may not be delegated to management.

7.	Ensure that the independent auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the independent auditors and the Company. Review and actively discuss with the independent auditors all disclosed relationships or services that may impact the objectivity and independence of the auditors. Recommend that the Board take appropriate action in response to the independent auditors’ report to satisfy itself of the auditors’ independence.

8.	Review the independent auditors’ audit plan — discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

9.	Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

10.	Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

11.	On at least an annual basis, review with the Company’s counsel, any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

12.	At least annually, obtain and review a report by the independent auditors describing: the firm’s internal quality control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the independent auditors and the Company. Review and evaluate the lead partner of the independent auditors. Take into account the opinions of management and the Company’s internal auditors (or other personnel responsible for the internal audit function). Consider whether there should be regular rotation of the lead audit partner, or even of the audit firm itself. Decide whether the Company is obtaining high-quality audits and whether rotation of the auditors would be helpful for the Company. Present conclusions to the Board with respect to the independent auditors.

13.	Regularly review with the independent auditors (i) the responsibilities, budget and staffing of the Company’s internal audit function; (ii) any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditors’ activities or on access to requested information, and any significant disagreements with management; and (iii) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise), any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement, and any “management” or “internal control” letter issued, or proposed to be issued, by the audit firm to the Company.

Other Audit Committee Responsibilities

14.	Annually prepare a report to stockholders as required by the SEC for inclusion in the Company’s annual proxy statement.

15.	As appropriate, obtain advice and assistance from outside legal, accounting and other advisors.

16.	Discuss policies with respect to risk assessment and risk management, including the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

17.	Meet separately, at least quarterly, with management, with internal auditors (or other personnel responsible for the internal audit function), and with the independent auditors.

18.	Set clear policies concerning the hiring by the Company of any employees or former employees of the independent auditors.

19.	Implement an annual performance evaluation of the Audit Committee.

20.	Perform any other activities consistent with this Audit Committee Charter, the Company’ Certificate of Incorporation, the Company’s by-laws, governing law, and New York Stock Exchange rules, as the Audit Committee or the Board deems necessary or appropriate; and the Audit Committee may delegate authority to subcommittees. The Audit Committee may appoint one of its members to act on behalf of the Audit Committee in pre-approving non-audit activities by the independent auditors, and such member shall present her or his decisions to the Audit Committee at a scheduled meeting.

21.	Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities, including any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors, or the performance of the internal audit function.

APPENDIX B

EMULEX CORPORATION

2005 EQUITY INCENTIVE PLAN

1.	Purpose; Available Awards.

1.1    Purpose.  The purpose of this Emulex Corporation 2005 Equity Incentive Plan (“Plan”) is to further the growth and development of Emulex Corporation (“Company”) and its subsidiaries by providing, through ownership of stock of the Company, an incentive to officers and other key Employees who are in a position to contribute materially to the prosperity of the Company, to increase such persons’ interests in the Company’s welfare, to encourage them to continue their services to the Company or its subsidiaries, and to attract individuals of outstanding ability to enter the employment of the Company or its subsidiaries.

1.2    Available Awards.  The purpose of the Plan is to provide a means by which eligible recipients of Awards may be given an opportunity to benefit from increases in value of the Company’s Common Stock through the granting of one or more of the following Awards: (a) Incentive Stock Options, (b) Nonstatutory Stock Options, (c) Restricted Stock Awards, (d) Unrestricted Stock Awards, (e) Performance Awards and (f) Stock Appreciation Rights.

1.3    Prior Plans.  Subject to stockholder approval of the Equity Incentive Plan, the Board has amended the Emulex Corporation 2004 Employee Stock Incentive Plan and the Emulex Corporation Employee Stock Option Plan (the “Prior Plans”) to provide that no additional awards may be granted under the Prior Plans. The number of shares that were available for grant under the Prior Plans but which are not the subject of outstanding options or other awards (“Prior Available Shares”) shall be included as shares reserved for Awards under this Plan.

2.	Definitions.

2.1    “409A Award” means an Award that is considered “nonqualified deferred compensation” within the meaning of Section 409A of the Code and Section 8 of this Plan.

2.2    “Administrator” means the Board or the Committee appointed by the Board in accordance with Section 3.5.

2.3    “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

2.4    “Award” means any right granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, an Unrestricted Stock Award, a Performance Award, a Stock Appreciation Right and a 409A Award.

2.5    “Award Agreement” means a written agreement between the Company and a holder of an Award evidencing the terms and conditions of an individual Award grant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

2.6    “Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” shall be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

2.7    “Board” means the Board of Directors of the Company.

2.8    “Business Combination” has the meaning set forth in Section 2.11(e).

2.9    “Cashless Exercise” has the meaning set forth in Section 6.3.

2.10    “Cause” means if the Participant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition therein contained, or, if no such agreement exists, it shall mean (a) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate, (b) conduct tending to bring the Company into substantial public disgrace, or disrepute, or (c) gross negligence or willful misconduct with respect to the Company or an Affiliate. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

2.11    “Change in Control” shall mean:

(a)    The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act);

(b)    The Incumbent Directors cease for any reason to constitute at least a majority of the Board;

(c)	The adoption of a plan relating to the liquidation or dissolution of the Company; or

(d)    Any “person” or “group” (as such terms are used in Section 13(d) and 14(d) of the Exchange Act) becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); or

(e)    The consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (1) 50% or more of the total voting power of (i) the Surviving Corporation, or (ii) if applicable, the ultimate Parent Corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation, is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (2) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of more than 50% of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (3) at least a majority of the members of the board of directors of the Parent Corporation (or if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (1), (2) and (3) above shall be deemed to be a “Non-Qualifying Transaction”).

The foregoing notwithstanding, a transaction shall not constitute a Change in Control if (i) its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction; (ii) it constitutes a secondary public offering that results in any security of the Company being listed (or approved for listing) on any securities exchange or designated (or approved for designation) as a national market security on an interdealer quotation system; (iii) it constitutes a change in Beneficial Ownership that results from a change in ownership of an existing stockholder; or (iv) solely because 50% or more of the total voting power of the Company’s then outstanding securities is acquired by (A) a trustee or other fiduciary holding securities under one or more employee benefit Plans of the Company or any Affiliate, or (B) any Company which, immediately prior to such Business Combination, is owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

2.12    “Code” means the Internal Revenue Code of 1986, as amended.

2.13    “Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.5.

2.14    “Common Stock” means the common stock of the Company.

2.15    “Company” means Emulex Corporation, a Delaware corporation.

2.16    “Company Voting Securities” has the meaning set forth in Section 2.11(d).

2.17    “Consultant” means any person, including an advisor, (a) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or who provides bona fide services to the Company or an Affiliate pursuant to a written agreement or (b) who is a member of the Board of Directors of an Affiliate; provided that, such person is a natural person and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.18    “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Administrator or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.

2.19    “Covered Employee” means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

2.20    “Date of Grant” means the date on which the Administrator adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award and from which the Participant begins to benefit from or be adversely affected by subsequent changes in the Fair Market Value of the Company Common Stock or, if a different date is set forth in such resolution, or determined by the Administrator, as the Date of Grant, then such date as is set forth in such resolution. In any situation where the terms of the Award are subject to negotiation with the Participant, the Date of Grant shall not be earlier than the date the key terms and conditions of the Award are communicated to the Participant.

2.21    “Director” means a member of the Board of Directors of the Company.

2.22    “Disability” means that the Optionholder is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.4 hereof, the term Disability shall have the meaning ascribed to it under Code Section 22(e)(3). The determination of whether an individual has a Disability shall be determined under procedures established by the Administrator. Except in situations where the Administrator is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.4 hereof within the meaning of Code Section 22(e)(3), the Administrator may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

2.23    “Effective Date” shall mean October 24, 2005.

2.24    “Employee” means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a Director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.25    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.26    “Fair Market Value” means, as of any date, the value of the Common Stock determined in good faith by the Administrator. The “Fair Market Value” of any share of Common Stock of the Company at any date shall be (a) if the Common Stock is listed on the New York Stock Exchange (“NYSE”) or other established stock exchange or exchanges, the last reported sale price per share on such date on the NYSE or the principal exchange on which it is traded, or if no sale was made on such date on such principal exchange, at the closing reported bid price on such date on such exchange, or (b) if the Common Stock is not then listed on an exchange, the last reported sale price per share on such date reported by Nasdaq, or if sales are not reported by Nasdaq or no sale was made on such date, the average of the closing bid and asked prices per share for the Common Stock in the over-the-counter market as quoted on Nasdaq on such date, or (c) if the Common Stock is not then listed on an exchange or quoted on Nasdaq, an amount determined in good faith by the Administrator.

2.27    “Free Standing Rights” has the meaning set forth in Section 7.5(a).

2.28    “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

2.29    “Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a Director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

2.30    “Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

2.31    “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

2.32    “Non-Qualifying Transaction” has the meaning set forth in Section 2.11(e).

2.33    “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

2.34    “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

2.35    “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan and need not be identical.

2.36    “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

2.37    “Outside Director” means a Director who is an “outside director” within the meaning of Section 162(m) of the Code and Treasury Regulations § 1.162-27(e)(3).

2.38    “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

2.39    “Performance Award” means Awards granted pursuant to Section 7.3.

2.40    “Plan” means this Emulex Corporation 2005 Equity Incentive Plan.

2.41    “Prior Available Shares” means the number of shares that were available for grant under the Prior Plans which are not the subject of Prior Outstanding Options or other awards and are included as shares reserved for awards under this Plan. The number of Prior Available Shares as of the Effective Date of this Plan is 1,448,442 shares.

2.42    “Prior Outstanding Options” means an option or other award that was granted under the Prior Plans and continued to be outstanding as of the Effective Date. The number of Prior Outstanding Options as of the Effective Date of this Plan is 12,388,953 shares.

2.43    “Prior Plans” means the Emulex Corporation 2004 Employee Stock Incentive Plan and the Emulex Corporation Employee Stock Option Plan.

2.44    “Related Rights” has the meaning set forth in Section 7.5(a).

2.45    “Restricted Period” has the meaning set forth in Section 7.1.

2.46    “Restricted Stock Award” means any Award granted pursuant to Section 7.1.

2.47    “Right of Repurchase” means the Company’s option to repurchase Common Stock acquired under the Plan upon the Participant’s termination of Continuous Service pursuant to Section 7.4.

2.48    “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

2.49    “SAR Amount” has the meaning set forth in Section 7.5(h).

2.50    “SAR Exercise Price” has the meaning set forth in Section 7.5(b).

2.51    “SEC” means the Securities and Exchange Commission.

2.52    “Securities Act” means the Securities Act of 1933, as amended.

2.53    “Stock Appreciation Right” means the right pursuant to an award granted under Section 7.5 to receive an amount equal to the excess, if any, of (A) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the shares of stock covered by such right or such portion thereof, over (B) the aggregate SAR Exercise Price of such right or such portion thereof.

2.54    “Stock For Stock Exchange” has the meaning set forth in Section 6.3.

2.55    “Surviving Entity” means the Company if immediately following any merger, consolidation or similar transaction, the holders of outstanding voting securities of the Company immediately prior to the merger or consolidation own equity securities possessing more than 50% of the voting power of the entity existing following the merger, consolidation or similar transaction. In all other cases, the other entity to the transaction and not the Company shall be the Surviving Entity. In making the determination of ownership by the stockholders of an entity immediately after the merger, consolidation or similar transaction, equity securities which the stockholders owned immediately before the merger, consolidation or similar transaction as stockholders of another party to the transaction shall be disregarded. Further, outstanding voting securities of an entity shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote.

2.56    “Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

2.57    “Unrestricted Stock” means any Award of Common Stock granted pursuant to Section 7.2 that is not subject to restrictions on transfer or a risk of forfeiture.

2.58    “Unrestricted Stock Award” means any Award granted pursuant to Section 7.2.

3.	Administration.

3.1    Administration by Board.  The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in Section 3.5 (the group that administers the Plan is referred to as the “Administrator”).

3.2    Powers of Administrator.  The Administrator shall have the power and authority to select and grant to Participants, Awards pursuant to the terms of the Plan.

3.3    Specific Powers.  In particular, the Administrator shall have the authority: (a) to construe and interpret the Plan and apply its provisions; (b) to promulgate, amend and rescind rules and regulations relating to the administration of the Plan; (c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; (d) to delegate its authority to one or more Officers of the Company with respect to awards that do not involve Covered Employees or “insiders” within the meaning of Section 16 of the Exchange Act; (e) to determine when Awards are to be granted under the Plan; (f) from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted; (g) to determine the number of shares of Common Stock to be made subject to each Award; (h) to determine whether each Option is to be an Incentive Stock Option or a Nonstatutory Stock Option; (i) to prescribe the terms and conditions of each Award, including, without limitation, the purchase price or exercise price and medium of payment, vesting provisions and Right of Repurchase provisions, and to specify the provisions of the Award Agreement relating to such grant or sale; (j) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, the term of any Award, the purchase price or exercise price, as the case may be, subject to applicable legal restrictions; provided, however, that the Administrator may not, without the approval of the stockholders of the Company, (A) reprice or otherwise reduce the exercise price of unexercised Options, or (B) cancel previously granted Options and issue new Options to the same Optionholder at a lower exercise price. In addition, if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award, such amendment shall also be subject to the Participant’s consent (provided, however, a cancellation of an Award where the Participant receives a payment equal in value to the Fair Market Value of the vested Award or, in the case of vested Options, the difference between the Fair Market Value of the Common Stock underlying the Options and the exercise price, shall not constitute an impairment of the Participant’s rights that requires consent); (k) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their Continuous Service for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies; (l) to make decisions with respect to outstanding Options that may become necessary upon a Change in Control or an event that triggers anti-dilution adjustments; and (m) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.

3.4    Decisions Final.  All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.5    The Committee.

(a)    General.  The Board may delegate administration of the Plan to a Committee or Committees of two (2) or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Administrator shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and to serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without Cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

(b)    Committee Composition when Common Stock is Publicly Traded.  During such periods that the Company’s Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Non-Employee Directors who are also Outside Directors. Within the scope of such authority, the Administrator may (i) delegate to a committee of two or more members of the Board who are not Outside Directors the authority to grant Awards to eligible persons who are either (A) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (B) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (ii) delegate to a committee of two or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. In addition, the Administrator may delegate its authority within specified parameters to one or more Officers of the Company with respect to awards that do not involve Covered Employees or “insiders” within the meaning of Section 16 of the Exchange Act;

3.6    Indemnification.  In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Administrator and each of the Administrator’s consultants shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator or any of its consultants may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted under the Plan, and against all amounts paid by the Administrator or any of its consultants in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator or any of its consultants in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator or any of its consultants did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Administrator or any of its consultants shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4.	Eligibility.

4.1    Eligibility for Specific Awards.  Awards under the Plan may be granted to any Employees of the Company or any Affiliate who are designated by the Administrator to receive an Award. No Director who is not also an Employee shall be eligible to receive an Award under the Plan.

4.2    Ten Percent Stockholders.  A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value of the Common Stock at the Date of Grant and the Option is not exercisable after the expiration of five years from the Date of Grant.

5.    Shares Subject to Awards.  The stock available for grant of Options and other Awards under the Plan shall be shares of the Company’s authorized but unissued, or reacquired, Common Stock. The aggregate number of shares which may be issued pursuant to exercise of Awards granted under the Plan, including Incentive Stock Options, is 3,448,442 shares of Common Stock, plus the amount of any Prior Outstanding Options that expire, are forfeited, cancelled or terminate under the Prior Plans for any reason without having been exercised in full. The aggregate number of shares subject to Awards shall consist of three categories: (a) newly authorized shares, not to exceed 2,000,000 shares of Common Stock; (b) Prior Available Shares, not to exceed 1,448,442 shares available under the Prior Plans as of the Effective Date; and (c) Prior Outstanding Options that expire, are forfeited, cancelled or terminate for any reason under the Prior Plans without having been exercised in full and which shall become available for purposes of the Plan. If Prior Outstanding Options expire, are forfeited, cancelled or terminate for any reason without having been exercised in full under the Prior Plans, the number of shares of Common Stock which may be issued upon the exercise of Awards under the Plan shall be increased by the number of shares of Common Stock underlying such expired, forfeited or terminated Prior Outstanding Options. In no event, however, will the maximum aggregate amount of Common Stock which may be issued upon exercise of all Awards under the Plan, including Incentive Stock Options, exceed 15,837,395 shares of Common Stock (subject to adjustment as provided in Section 6.13), all of which may be used for Incentive Stock Options. Awards for fractional shares of Common Stock may not be issued under the terms of the Plan.

5.1    Section 162(m) Limitation.  The maximum number of shares with respect to which Awards may be granted to any Employee in any one calendar year shall be 500,000 shares.

5.2    Reversion of Shares to Share Reserve.  If any Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full or being fully vested, the shares of Common Stock not acquired under such Award shall revert to and again become available for issuance under the Plan. If shares of Common Stock issued under the Plan are reacquired by the Company pursuant to the terms of any forfeiture provision, including the Right of Repurchase of unvested Common Stock under Section 7.4, such shares shall again be available for purposes of the Plan.

5.3    Source of Shares.  The shares of Common Stock subject to the Plan may be authorized but unissued Common Stock or reacquired Common Stock, bought on the market, pursuant to any forfeiture provision or otherwise.

6.    Terms and Conditions of Options.  Options granted under the Plan shall be evidenced by Option Agreements (which need not be identical) in such form and containing such provisions which are consistent with the Plan as the Administrator shall from time to time approve. Each agreement shall specify whether the Option granted thereby is an Incentive Stock Option or a Nonstatutory Stock Option. Such agreements may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the following terms and conditions:

6.1    Number of Shares Subject to Option.  Each Option Agreement shall specify the number of shares subject to the Option.

6.2    Option Price.  The purchase price for the shares subject to any Option shall not be less than 100% of the Fair Market Value of the shares of Common Stock of the Company on the date the Option is granted.

6.3    Medium and Time of Payment.  The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or certified or bank check at the time the Option is exercised or (b) in the discretion of the Administrator, upon such terms as the Administrator shall approve, the exercise price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the exercise price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) that have a Fair Market Value on the date of attestation equal to the exercise price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock For Stock Exchange”); (ii) during any period for which the Common Stock is publicly traded, by a copy of instructions to a broker directing such broker to sell the Common Stock for which such Option is exercised, and to remit to the Company the aggregate Exercise Price of such Options (a “Cashless Exercise”); (iii) in any other form of legal consideration that may be acceptable to the Administrator, including without limitation with a full-recourse promissory note; provided, however, if applicable law requires, the par value (if any) of the shares, if newly issued, shall be paid in cash or cash equivalents. Any Common Stock acquired upon exercise with a promissory note shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Administrator (in its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note. Unless the Administrator determines otherwise, shares of Common Stock having a Fair Market Value at least equal to the principal amount of any such loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded, a Cashless Exercise, exercise with a promissory note or other transaction by a Director or executive officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, or an Affiliate in violation of section 402(a) of the Sarbanes-Oxley Act (codified as Section 13(k) of the Exchange Act) shall be prohibited with respect to any Award under this Plan. Unless otherwise provided in the terms of an Option Agreement, payment of the exercise price by a Participant who is an officer, director or other “insider” subject to Section 16(b) of the Exchange Act in the form of a Stock For Stock Exchange is subject to pre-approval by the Administrator, in its sole discretion. Any such pre-approval shall be documented in a manner that complies with the specificity requirements of Rule 16b-3, including the name of the Participant involved in the transaction, the nature of the transaction, the number of shares to be acquired or disposed of by the Participant and the material terms of the Options involved in the transaction.

6.4    Term of Option.  No Option granted to an Employee (including a Director who is an Employee) shall be exercisable after the expiration of the earliest of (a) six years after the date the Option is granted, (b) three months after the date the Optionholder’s Continuous Service with the Company and its subsidiaries terminates if such termination is for any reason other than Disability, death, or Cause, (c) the date the Optionholder’s Continuous Service with the Company and its subsidiaries terminates if such termination is for Cause, as determined by the Board or by the Committee, in its sole discretion, or (d) one year after the date the Optionholder’s Continuous Service with the Company and its subsidiaries terminates if such termination is a result of death or Disability, or death results within not more than three months of the date on which the Optionholder’s Continuous Service terminates; provided, however, that the Option Agreement for any Option may provide for shorter periods in each of the foregoing instances. Notwithstanding anything to the contrary contained in this Section 6.4 or any other provision of the Plan, the terms of any Option Agreement under the Plan may provide that the maximum term described in Section 6.4(a) above may be longer than six years, but not more than ten years after the date the Option is granted and the exercise period described in Section 6.4(b) above may be longer than three months after the date the Optionholder’s Continuous Service with the Company and its subsidiaries terminates.

6.5    Exercise of Option.  No Option shall be exercisable during the lifetime of an Optionholder by any person other than the Optionholder. The Administrator shall have the power to set the time or times within which each Option shall be exercisable and to accelerate the time or times of exercise. Unless otherwise provided by the Administrator, each Option granted under the Plan shall become exercisable on a cumulative basis as to 30% of the total number of shares covered thereby at any time after one year from the date the Option is granted an additional 7-1/2% of the total number of shares at any time after the end of each of the next four consecutive quarterly anniversary dates and an additional 10% of the total number of shares at any time after the end of each of the next four consecutive quarterly anniversary dates thereafter until the Option has become exercisable as to all of such total number of shares. To the extent that an Optionholder has the right to exercise an Option and purchase shares pursuant thereto, the Option may be exercised from time to time by written notice to the Company, stating the number of shares being purchased and accompanied by payment in full of the purchase price for such shares. If shares of Common Stock of the Company are used in part or full payment for the shares to be acquired upon exercise of the Option, such shares shall be valued for the purpose of such exchange as of the date of exercise of the Option in accordance with the provisions of Section 6.2 and Section 6.3. Any certificate(s) for shares of outstanding Common Stock of the Company used to pay the purchase price shall be accompanied by stock power(s) duly endorsed in blank by the registered holder of the certificate(s) (with the signature thereon guaranteed). In the event the certificate(s) tendered by the Optionholder in such payment cover more shares than are required for such payment, the certificate(s) shall also be accompanied by instructions from the Optionholder to the Company’s transfer agent with respect to disposition of the balance of the shares covered thereby.

6.6    No Transfer of Option.  No Option shall be transferable by an Optionholder otherwise than by will or the laws of descent and distribution. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7    Limit on Incentive Stock Options.  To the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionholder during any calendar year (under all Incentive Stock Option plans of the Company and its subsidiaries) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

6.8    Restriction on Issuance of Shares.  The issuance of Options and shares shall be subject to compliance with all of the applicable requirements of law with respect to the issuance and sale of securities, including, without limitation, any exemption or required qualification under the California Corporate Securities Law of 1968, as amended.

6.9    Investment Representation.  Any Optionholder may be required, as a condition of issuance of shares covered by his or her Option, to represent that the shares to be acquired pursuant to exercise of the Option will be acquired for investment and without a view to distribution thereof, and in such case, the Company may place a legend on the certificate evidencing the shares reflecting the fact that they were acquired for investment and cannot be sold or transferred unless registered under the Securities Act of 1933, as amended, or unless counsel for the Company is satisfied that the circumstances of the proposed transfer do not require such registration.

6.10    Rights as a Stockholder or Employee.  An Optionholder or transferee of an Option shall have no rights as a stockholder of the Company with respect to any shares covered by any Option until the date of issuance of a share certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether cash, securities, or other property) or distribution or other rights for which the record date is prior to the date such share certificate is issued, except as provided in Section 6.13. Nothing in the Plan or in any Option Agreement shall confer upon any Employee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with any right of the Company or any subsidiary to terminate the Optionholder’s Continuous Service at any time.

6.11    No Fractional Shares.  In no event shall the Company be required to issue fractional shares upon the exercise of an Option.

6.12    Exercisability in the Event of Death.  In the event of the death of the Optionholder while he or she is an Employee and/or Director of the Company or any of its subsidiaries or within not more than three months of the date on which he or she ceased to be an Employee and/or Director, any Option or unexercised portion thereof granted to the Optionholder, to the extent exercisable by him or her on the date of death, may be exercised by the Optionholder’s designated beneficiary, personal representatives, heirs, or legatees, subject to the provisions of Section 6.4 hereof.

6.13    Recapitalization or Reorganization of Company.  Except as otherwise provided herein, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to the Option rights granted under the Plan, and the exercise price of such Option rights, in the event of a stock dividend (but only on Common Stock), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the capital structure of the Company. In the event of a liquidation of the Company, or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly-owned subsidiary of another corporation, any unexercised Options theretofore granted under the Plan shall be deemed canceled unless the surviving corporation in any such merger, reorganization, or consolidation elects to assume the Options under the Plan or to use substitute Options in place thereof; provided, however, that, notwithstanding the foregoing, if such Options would otherwise be canceled in accordance with the foregoing, the Optionholder shall have the right, exercisable during a ten-day period ending on the fifth day prior to such liquidation, merger, or consolidation, to exercise the Optionholder’s Option in whole or in part without regard to any installment exercise provisions in the Optionholder’s Option Agreement. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administrator, the determination of which in that respect shall be final, binding, and conclusive, provided that each Option granted pursuant to the Plan shall not be adjusted in a manner that causes the Option to fail to continue to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

6.14    Modification, Extension, and Renewal of Options.  Subject to the terms and conditions and within the limitations of the Plan, the Administrator may modify, extend, or renew outstanding Options granted under the Plan, accept the surrender of outstanding Options (to the extent not theretofore exercised), and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised); provided, however, that the Administrator may not, without the approval of the stockholders of the Company, (a) reprice or otherwise reduce the exercise price of unexercised Options, or (b) cancel previously granted Options and issue new Options to the same Optionholder at a lower exercise price. The Administrator shall not, however, modify any outstanding Incentive Stock Option in any manner which would cause the Option not to qualify as an incentive stock option within the meaning of Section 422 of the Code. Notwithstanding the foregoing, no modification of an Option shall, without the consent of the Optionholder, alter or impair any rights of the Optionholder under the Option.

6.15    Additional Requirements Under Section 409A.  Each Option Agreement shall include a provision whereby, notwithstanding any provision of the Plan or the Option Agreement to the contrary, the Option shall satisfy the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code, in accordance with Section 8 hereof, in the event any Option under this Plan is granted with an exercise price less than Fair Market Value of the Common Stock subject to the Option on the date the Option is granted (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than Fair Market Value, or is materially modified at a time when the Fair Market Value exceeds the exercise price), or is otherwise determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code.

6.16    Other Provisions.  Each Option may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Administrator. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code and Section 8 of the Plan.

7.	Provisions of Awards Other Than Options.

7.1    Restricted Stock Awards.  The Administrator may from time to time award (or sell at a purchase price determined by the Administrator) restricted Common Stock under the Plan to eligible Participants. Restricted Stock Awards may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Administrator shall determine. Each Restricted Stock Award shall be in such form and shall contain such terms, conditions and Restricted Periods as the Administrator shall deem appropriate, including the treatment of dividends or dividend equivalents, as the case may be. The Administrator in its discretion may provide for an acceleration of the end of the Restricted Period in the terms of any Restricted Stock Award, at any time, including in the event a Change in Control occurs. The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate Restricted Stock Awards need not be identical, but each Restricted Stock Award shall include (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) the substance of each of the following provisions:

(a)    Purchase Price.  The purchase price of Restricted Stock Awards shall be determined by the Administrator, and may be stated as cash, property or prior services.

(b)    Consideration.  The consideration for Common Stock acquired pursuant to the Restricted Stock Award shall be paid either: (i) in cash at the time of purchase; or (ii) in any other form of legal consideration that may be acceptable to the Administrator in its discretion including, without limitation, a recourse promissory note, property or a Stock For Stock Exchange or prior services that the Administrator determines have a value at least equal to the Fair Market Value of such Common Stock.

(c)    Vesting.  Shares of Common Stock acquired under the Restricted Stock Award may, but need not, be subject to a Restricted Period that specifies a Right of Repurchase in favor of the Company in accordance with a vesting schedule to be determined by the Administrator, or forfeiture in the event the consideration was in the form of prior services. The Administrator in its discretion may provide for an acceleration of vesting in the terms of any Restricted Stock Award, at any time, including in the event a Change in Control occurs.

(d)    Termination of Participant’s Continuous Service.  Unless otherwise provided in a Restricted Stock Award or in an employment agreement the terms of which have been approved by the Administrator, in the event a Participant’s Continuous Service terminates for any reason, the Company may exercise its Right of Repurchase or otherwise reacquire, or the Participant shall forfeit the unvested portion of a Restricted Stock Award acquired in consideration of prior or future services, and any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the Restricted Stock Award shall be forfeited and the Participant shall have no rights with respect to the Award.

(e)    Transferability.  Rights to acquire shares of Common Stock under the Restricted Stock Award shall be transferable by the Participant only upon such terms and conditions as are set forth in the Award Agreement, as the Administrator shall determine in its discretion, so long as Common Stock awarded under the Restricted Stock Award remains subject to the terms of the Award Agreement.

(f)    Concurrent Tax Payment.  The Administrator, in its sole discretion, may (but shall not be required to) provide for payment of a concurrent cash award in an amount equal, in whole or in part, to the estimated after tax amount required to satisfy applicable federal, state or local tax withholding obligations arising from the receipt and deemed vesting of restricted stock for which an election under Section 83(b) of the Code may be required.

(g)    Lapse of Restrictions.  Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Administrator, the restrictions applicable to the Restricted Stock Award shall lapse and a stock certificate for the number of shares of Common Stock with respect to which the restrictions have lapsed shall be delivered, free of any restrictions except those that may be imposed by law, the terms of the Plan or the terms of a Restricted Stock Award, to the Participant or the Participant’s beneficiary or estate, as the case may be, unless such Restricted Stock Award is subject to a deferral condition that complies with the 409A Award requirements that may be allowed or required by the Administrator in its sole discretion. The Company shall not be required to deliver any fractional share of Common Stock but will pay, in lieu thereof, the Fair Market Value of such fractional share in cash to the Participant or the Participant’s beneficiary or estate, as the case may be. Unless otherwise subject to a deferral condition that complies with the 409A Award requirements, the Common Stock certificate shall be issued and delivered and the Participant shall be entitled to the beneficial ownership rights of such Common Stock not later than (i) the date that is 2-1/2 months after the end of the Participant’s taxable year for which the Restricted Period ends and the Participant has a legally binding right to such amounts; (ii) the date that is 2-1/2 months after the end of the Company’s taxable year for which the Restricted Period ends and the Participant has a legally binding right to such amounts, whichever is later; or (iii) such earlier date as may be necessary to avoid application of Code Section 409A to such Award.

7.2    Unrestricted Stock Awards.  The Administrator may, in its sole discretion, award (or sell at a purchase price determined by the Administrator) an Unrestricted Stock Award to any Participant, pursuant to which such individual may receive shares of Common Stock free of any vesting restriction (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such individual.

7.3    Performance Awards.

(a)    Nature of Performance Awards.  A Performance Award is an Award entitling the recipient to acquire cash, actual shares of Common Stock or hypothetical Common Stock units having a value equal to the Fair Market Value of an identical number of shares of Common Stock upon the attainment of specified performance goals. The Administrator may make Performance Awards independent of or in connection with the granting of any other Award under the Plan. Performance Awards may be granted under the Plan to any Participant, including those who qualify for awards under other performance plans of the Company. The Administrator in its sole discretion shall determine whether and to whom Performance Awards shall be made, the performance goals applicable under each Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded cash or shares; provided, however, that the Administrator may rely on the performance goals and other standards applicable to other performance unit plans of the Company in setting the standards for Performance Awards under the Plan. Performance goals shall be based on a pre-established objective formula or standard that specifies the manner of determining the amount of cash or the number of shares under the Performance Award that will be granted or will vest if the performance goal is attained. Performance goals will be determined by the Administrator prior to the time 25% of the service period has elapsed and may be based on one or more business criteria that apply to a Participant, a business unit or the Company and its Affiliates. Such business criteria may include, by way of example and without limitation, revenue, earnings before interest, taxes, depreciation and amortization (“EBITDA”), funds from operations, funds from operations per share, operating income, pre-tax or after-tax income, cash available for distribution, cash available for distribution per share, net earnings, earnings per share, return on equity, return on assets, return on capital, economic value added, share price performance, improvements in the Company’s attainment of expense levels, and implementing or completion of critical projects, or improvement in cash-flow (before or after tax). A performance goal may be measured over a performance period on a periodic, annual, cumulative or average basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. More than one performance goal may be incorporated in a performance objective, in which case achievement with respect to each performance goal may be assessed individually or in combination with each other. The Administrator may, in connection with the establishment of performance goals for a performance period, establish a matrix setting forth the relationship between performance on two or more performance goals and the amount of the Performance Award payable for that performance period. The level or levels of performance specified with respect to a performance goal may be established in absolute terms, as objectives relative to performance in prior periods, as an objective compared to the performance of one or more comparable companies or an index covering multiple companies, or otherwise as the Administrator may determine. Performance goals shall be objective and, if the Company is publicly traded, shall otherwise meet the requirements of Section 162(m) of the Code. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants. A Performance Award to a Participant who is a Covered Employee shall (unless the Administrator determines otherwise) provide that in the event of the Participant’s termination of Continuous Service prior to the end of the performance period for any reason, such Award will be payable only (i) if the applicable performance objectives are achieved and (ii) to the extent, if any, as the Administrator shall determine. Such objective performance goals are not required to be based on increases in a specific business criteria, but may be based on maintaining the status quo or limiting economic losses.

(b)    Restrictions on Transfer.  Performance Awards and all rights with respect to such Performance Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

(c)    Rights as a Stockholder.  A Participant receiving a Performance Award shall have the rights of a stockholder only as to shares actually received by the Participant under the Plan and not with respect to shares subject to the Award but not actually received by the Participant. A Participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Common Stock under a Performance Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Award (or in a performance plan adopted by the Administrator). The Common Stock certificate shall be issued and delivered and the Participant shall be entitled to the beneficial ownership rights of such Common Stock not later than (i) the date that is 2-1/2 months after the end of the Participant’s taxable year for which the Administrator certifies that the Performance Award conditions have been satisfied and the Participant has a legally binding right to such amounts; (ii) the date that is 2-1/2 months after the end of the Company’s taxable year for which the Administrator certifies that the Performance Award conditions have been satisfied and the Participant has a legally binding right to such amounts, whichever is later; or (iii) such other date as may be necessary to avoid application of Section 409A to such Awards.

(d)    Termination.  Except as may otherwise be provided by the Administrator at any time, a Participant’s rights in all Performance Awards shall automatically terminate upon the Participant’s termination of Continuous Service (or business relationship) with the Company and its Affiliates for any reason.

(e)    Acceleration, Waiver, Etc.  At any time prior to the Participant’s termination of Continuous Service (or other business relationship) by the Company and its Affiliates, the Administrator may in its sole discretion accelerate, waive or, subject to Section 8, amend any or all of the goals, restrictions or conditions imposed under any Performance Award. The Administrator in its discretion may provide for an acceleration of vesting in the terms of any Performance Award at any time, including in the event a Change in Control occurs.

(f)    Certification.  Following the completion of each performance period, the Administrator shall certify in writing, in accordance with the requirements of Section 162(m) of the Code, whether the performance objectives and other material terms of a Performance Award have been achieved or met. Unless the Administrator determines otherwise, Performance Awards shall not be settled until the Administrator has made the certification specified under this Section 7.3(f).

7.4    Right of Repurchase.  Each Award Agreement may provide that, following a termination of the Participant’s Continuous Service, the Company may repurchase the Participant’s unvested Common Stock acquired under the Plan as provided in this Section 7.4 (the “Right of Repurchase”). The Right of Repurchase shall be exercisable with respect to unvested stock at a price equal to the lesser of the purchase price at which such Common Stock was acquired under the Plan or the Fair Market Value of such Common Stock. The Award Agreement may specify the period of time following a termination of the Participant’s Continuous Service during which the Right of Repurchase may be exercised, provided that such exercise may in any event be extended to a date that is at least 60 days after the six months anniversary of the date the stock was acquired from the Company.

7.5    Stock Appreciation Rights.

(a)    General.  Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or, provided the requirements of Section 7.5(b) are satisfied, in tandem with all or part of any Option granted under the Plan (“Related Rights”). In the case of a Nonstatutory Stock Option, Related Rights may be granted either at or after the time of the grant of such Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option.

(b)    Grant Requirements.  A Stock Appreciation Right may only be granted if the Stock Appreciation Right: (i) does not provide for the deferral of compensation within the meaning of Section 409A of the Code; or (ii) satisfies the requirements of Section 7.5(h) and Section 8 hereof. A Stock Appreciation Right does not provide for a deferral of compensation if: (A) the value of the Common Stock the excess over which the right provides for payment upon exercise (the “SAR Exercise Price”) may never be less than the Fair Market Value of the underlying Common Stock on the date the right is granted, (B) the compensation payable under the Stock Appreciation Right can never be greater than the difference between the SAR Exercise Price and the Fair Market Value of the Common Stock on the date the Stock Appreciation Right is exercised, (C) the number of shares of Common Stock subject to the Stock Appreciation Right is fixed on the date of grant of the Stock Appreciation Right, and (D) the right does not include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the right.

(c)    Exercise and Payment.  Upon exercise thereof, the holder of a Stock Appreciation Right shall be entitled to receive from the Company, an amount equal to the product of (i) the excess of the Fair Market Value, on the date of such written request, of one share of Common Stock over the SAR Exercise Price per share specified in such Stock Appreciation Right or its related Option, multiplied by (ii) the number of shares for which such Stock Appreciation Right shall be exercised. Payment with respect to the exercise of a Stock Appreciation Right that satisfies the requirements of Section 7.5(b)(i) shall be paid on the date of exercise and made in shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Administrator in its sole discretion), valued at Fair Market Value on the date of exercise. Payment with respect to the exercise of a Stock Appreciation Right that does not satisfy the requirements of Section 7.5(b)(i) shall be paid at the time specified in the Award in accordance with the provisions of Section 7.5(h) and Section 8. Payment may be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Administrator in its sole discretion), cash or a combination thereof, as determined by the Administrator.

(d)    Exercise Price.  The exercise price of a Free Standing Stock Appreciation Right shall be determined by the Administrator, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Date of Grant of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Administrator determines that the requirements of Section 7.5(b)(i) are satisfied.

(e)    Reduction in the Underlying Option Shares.  Upon any exercise of a Stock Appreciation Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right shall have been exercised. The number of shares of Common Stock for which a Stock Appreciation Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option shall have been exercised.

(f)    Written Request.  Unless otherwise determined by the Administrator in its sole discretion and only if permitted in the Stock Appreciation Right’s Award Agreement, any exercise of a Stock Appreciation Right for cash, may be made only by a written request filed with the Corporate Secretary of the Company during the period beginning on the third business day following the date of release for publication by the Company of quarterly or annual summary statements of earnings and ending on the twelfth business day following such date. Within 30 days of the receipt by the Company of a written request to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise such Stock Appreciation Right for cash, the Administrator shall, in its sole discretion, either consent to or disapprove, in whole or in part, such written request. A written request to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise a Stock Appreciation Right for cash may provide that, in the event the Administrator shall disapprove such written request, such written request shall be deemed to be an exercise of such Stock Appreciation Right for shares of Common Stock.

(g)    Disapproval by Administrator.  If the Administrator disapproves in whole or in part any election by a Participant to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise such Stock Appreciation Right for cash, such disapproval shall not affect such Participant’s right to exercise such Stock Appreciation Right at a later date, to the extent that such Stock Appreciation Right shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash upon such later exercise shall be subject to the approval of the Administrator. Additionally, such disapproval shall not affect such Participant’s right to exercise any related Option.

(h)    Additional Requirements under Section 409A.  A Stock Appreciation Right that is not intended to or fails to satisfy the requirements of Section 7.5(b)(i) shall satisfy the requirements of this Section 7.5(h) and the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code, in accordance with Section 8 hereof. The requirements herein shall apply in the event any Stock Appreciation Right under this Plan is granted with an SAR Exercise Price less than Fair Market Value of the Common Stock underlying the Award on the date the Stock Appreciation Right is granted (regardless of whether or not such SAR Exercise

Price is intentionally or unintentionally priced at less than Fair Market Value, or is materially modified at a time when the Fair Market Value exceeds the SAR Exercise Price), provides that it is settled in cash, or is otherwise determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code. Any such Stock Appreciation Right may provide that it is exercisable at any time permitted under the governing written instrument, but such exercise shall be limited to fixing the measurement of the amount, if any, by which the Fair Market Value of a share of Common Stock on the date of exercise exceeds the SAR Exercise Price (the “SAR Amount”). However, once the Stock Appreciation Right is exercised, the SAR Amount may only be paid on the fixed time, payment schedule or other event specified in the governing written instrument or in Section 8.1 hereof.

8.	Additional Conditions Applicable to Nonqualified Deferred Compensation Under Section 409A of the Code.

In the event any Award under this Plan is granted with an exercise price less than Fair Market Value of the Common Stock subject to the Award on the Date of Grant (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than Fair Market Value, or such Award is materially modified and deemed a new Award at a time when the Fair Market Value exceeds the exercise price), or is otherwise determined to constitute a 409A Award, the following additional conditions shall apply and shall supersede any contrary provisions of this Plan or the terms of any 409A Award agreement.

8.1    Exercise and Distribution.  No 409A Award shall be exercisable or distributable earlier than upon one of the following:

(a)    Specified Time.  A specified time or a fixed schedule set forth in the written instrument evidencing the 409A Award, but not later than after the expiration of 10 years from the Date of Grant. If the written grant instrument does not specify a fixed time or schedule, such time shall be the date that is the fifth anniversary of the Date of Grant.

(b)    Separation from Service.  Separation from service (within the meaning of Section 409A of the Code) by the 409A Award recipient; provided, however, if the 409A Award recipient is a “key employee” (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) and any of the Company’s stock is publicly traded on an established securities market or otherwise, exercise or distribution under this Section 8.1(b) may not be made before the date which is six months after the date of separation from service.

(c)    Death.  The date of death of the 409A Award recipient.

(d)    Disability.  The date the 409A Award recipient becomes disabled (within the meaning of Section 8.4(b) hereof).

(e)    Unforeseeable Emergency.  The occurrence of an unforeseeable emergency (within the meaning of Section 8.4(b) hereof), but only if the net value (after payment of the exercise price) of the number of shares of Common Stock that become issuable does not exceed the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the exercise, after taking into account the extent to which the emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s other assets (to the extent such liquidation would not itself cause severe financial hardship).

(f)    Change in Control Event.  The occurrence of a Change in Control Event (within the meaning of Section 8.4(a) hereof), including the Company’s discretionary exercise of the right to accelerate vesting of such Award upon a Change in Control Event or to terminate the Plan or any 409A Award granted hereunder within 12 months of the Change in Control Event.

8.2    Term.  Notwithstanding anything to the contrary in this Plan or the terms of any 409A Award agreement, the term of any 409A Award shall expire and such Award shall no longer be exercisable on the date that is the later of: (a) 2-1/2 months after the end of the Company’s taxable year in which the 409A Award first becomes exercisable or distributable pursuant to Section 8 hereof and is not subject to a substantial risk of forfeiture; or (b) 2-1/2 months after the end of the 409A Award recipient’s taxable year in which the 409A Award first becomes exercisable or distributable pursuant to Section 8 hereof and is not subject to a substantial risk of forfeiture, but not later than the earlier of (i) the expiration of 10 years from the date the 409A Award was granted, or (ii) the term specified in the 409A Award agreement.

8.3    No Acceleration.  A 409A Award may not be accelerated or exercised prior to the time specified in Section 8 hereof, except in the case of one of the following events:

(a)    Domestic Relations Order.  The 409A Award may permit the acceleration of the exercise or distribution time or schedule to an individual other than the Participant as may be necessary to comply with the terms of a domestic relations order (as defined in Section 414(p)(1)(B) of the Code).

(b)    Conflicts of Interest.  The 409A Award may permit the acceleration of the exercise or distribution time or schedule as may be necessary to comply with the terms of a certificate of divestiture (as defined in Section 1043(b)(2) of the Code).

(c)    Change in Control Event.  The Administrator may exercise the discretionary right to accelerate the vesting of such 409A Award upon a Change in Control Event or to terminate the Plan or any 409A Award granted thereunder within 12 months of the Change in Control Event and cancel the 409A Award for compensation. In addition, the Administrator may exercise the discretionary right to accelerate the vesting of such 409A Award provided that such acceleration does not change the time or schedule of payment of such Award and otherwise satisfies the requirements of this Section 8 and the requirements of Section 409A of the Code.

8.4    Definitions.  Solely for purposes of this Section 8 and not for other purposes of the Plan, the following terms shall be defined as set forth below:

(a)    “Change in Control Event” means the occurrence of a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company (as defined in Proposed Regulations § 1.409A-3(g)(5) and any subsequent guidance interpreting Code Section 409A). For example, a Change in Control Event will occur if:

(i)    a person or more than one person acting as a group:

(A)    acquires ownership of stock that brings such person’s or group’s total ownership in excess of 50% of the outstanding stock of the Company; or

(B)    acquires ownership of 35% or more of the total voting power of the Company within a 12 month period; or

(ii)    acquires ownership of assets from the Company equal to 40% or more of the total value of the Company within a 12 month period.

(b)    “Disabled” means a Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees.

(c)    “Unforeseeable Emergency” means a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant’s spouse, or a dependent (as defined in Section 152(a) of the Code) of the Participant, loss of the Participant’s property due to casualty, or similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

9.    Termination or Amendment of Plan.  The Board may at any time terminate or amend the Plan; provided that, without approval of the stockholders of the Company, there shall be, except by operation of the equitable adjustment provisions of Section 6.13, no increase in the total number of shares covered by the Plan, no change in the class of persons eligible to receive Awards granted under the Plan or other material modification of the requirements as to eligibility for participation in the Plan, no material increase in the benefits accruing to participants under the Plan, and no extension of the latest date upon which Awards may be granted; and provided further that, without the consent of the Participant, no amendment may adversely affect any then outstanding Award or any unexercised portion thereof. However, a cancellation of an Award where the Participant receives a payment equal in value to the Fair Market Value of the vested Award or, in the case of vested Options, the difference between the Fair Market Value of the Common Stock underlying the Award and the exercise price, shall not constitute an impairment of the Participant’s rights that requires consent.

10.	General Provisions.

10.1    Other Compensation Arrangements.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

10.2    Recapitalizations.  Each Option Agreement and Award Agreement shall contain provisions required to reflect the equitable adjustment provisions of Section 6.13 in the event of a corporate capital transaction.

10.3    Delivery.  Upon exercise of an Award granted under this Plan, the Company shall issue shares of Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory obligations the Company may otherwise have, for purposes of this Plan, thirty days shall be considered a reasonable period of time.

10.4    Other Provisions.  The Option Agreements and Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Administrator may deem advisable.

10.5    Disqualifying Dispositions.  Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two (2) years from the Date of Grant of such Incentive Stock Option or within one (1) year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

10.6    Withholding Obligations.  To the extent provided by the terms of an Award Agreement and subject to the discretion of the Administrator, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company or (d) by execution of a recourse promissory note by a Participant who is not a Director or executive officer. Unless otherwise provided in the terms of an Option Agreement, payment of the tax withholding by a Participant who is an officer, director or other “insider” subject to Section 16(b) of the Exchange Act by delivering previously owned and unencumbered shares of Common Stock of the Company or in the form of share withholding is subject to pre-approval by the Administrator, in its sole discretion. Any such pre-approval shall be documented in a manner that complies with the specificity requirements of Rule 16b-3, including the name of the Participant involved in the transaction, the nature of the transaction, the number of shares to be acquired or disposed of by the Participant and the material terms of the Options involved in the transaction.

11.    Effective Date.  The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

12.    Termination or Suspension of the Plan.  The Plan shall terminate automatically on the day before the 10th anniversary of the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

13.    Choice of Law.  The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

14.    Execution.  To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the Plan as of the date specified below.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, upon authorization of the Board of Directors, the undersigned has caused the Emulex Corporation 2005 Equity Incentive Plan to be executed effective as of the 24th day of October, 2005.

EMULEX CORPORATION

By:	/s/ Paul F. Folino Paul F. Folino, Chairman of the Board and Chief Executive Officer

APPENDIX C

EMULEX CORPORATION
1997 STOCK AWARD PLAN FOR NON-EMPLOYEE DIRECTORS
(Amended and Restated Through October 31, 2005)

1.	Purpose.

1.1    The purpose of the Emulex Corporation 1997 Stock Award Plan for Non-Employee Directors (the “Plan”) is to provide a means by which each director of Emulex Corporation, a Delaware corporation (the “Company”), who is not an employee of the Company or any of its subsidiaries (each such person being hereafter referred to as a “Non-Employee Director”) will be given an incentive to continue their services to the Company by providing, opportunities for ownership of common stock of the Company (the “Common Stock”).

1.2    The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

1.3    Under the Plan, eligible recipients of awards may be given an opportunity to benefit from increases in value of the Company’s Common Stock through the granting of one or more of the following awards: (a) stock options, (b) restricted stock, and (c) stock appreciation rights.

2.	Administration.

2.1    The Plan shall be administered by the Board of Directors of the Company (the “Board”) unless and until the Board delegates administration to a committee, as provided in Section 2.2.

2.2    The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the “Committee”). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The Committee shall act pursuant to a majority vote or the written consent of a majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the provisions of the Plan and the directions of the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may deem advisable. The Board or Committee that administers the Plan shall be referred to herein as the “Administrator.”

2.3    No member of the Administrator shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan. All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Non-Employee Directors who are Participants under the Plan, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.	Shares Subject to the Plan.

3.1    Subject to the provisions of Section 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to awards heretofore or hereafter granted under the Plan shall not exceed in the aggregate 1,730,000 shares of the Company’s Common Stock. If any award granted under the Plan shall for any reason expire or otherwise terminate without having been exercised or realized in full, the stock not purchased or forfeited under such award shall again become available for awards under the Plan as if no award had been granted with respect to such shares.

3.2    The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.    Eligibility.  Awards shall be granted only to Non-Employee Directors of the Company who are eligible directors at the time of grant. Each Non-Employee Director shall be eligible to receive an award under the Plan if such director is not then an employee of the Company or any of its subsidiaries. A director of the Company shall not be deemed to be an employee of the Company or any of its subsidiaries solely by reason of the existence of an agreement between such director and the Company or any subsidiary thereof pursuant to which the director provides services as a consultant to the Company or its subsidiaries on a regular or occasional basis for compensation.

5.	Automatic Grants and Discretionary Awards.

5.1    Each person who first becomes an eligible Non-Employee Director (a “Participant”) after October 1, 2004 shall, upon the date of his or her initial qualification as a Participant, automatically be granted an initial option to purchase sixty thousand (60,000) shares of the Company’s Common Stock (subject to adjustment as provided in Section 12 hereof) upon the terms and conditions set forth herein.

5.2    On each anniversary of the date of grant of the initial option to each Participant pursuant to Section 5.1 which occurs after October 1, 2004, each such Participant shall automatically be granted an additional option to purchase twenty thousand (20,000) shares of the Company’s Common Stock (subject to adjustment as provided in Section 12 hereof) upon the terms and conditions set forth herein.

5.3    The Administrator will also have discretion to grant additional awards to Participants in the form of restricted stock and stock appreciation rights or to substitute such additional awards for the formula grants specified in Section 5.1 and Section 5.2 hereof.

6.	Option Provisions. Each option shall contain the following terms and conditions:

6.1    The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date (“Expiration Date”) ten years from the date of grant. The term of each option may terminate sooner than such Expiration Date if the optionee’s service as a director of the Company terminates for any reason or for no reason. In the event of such termination of service, the option shall terminate on the earlier of the Expiration Date or the date one year following the date of termination of service. In any and all circumstances, an option may be exercised following termination of the optionee’s service as a director of the Company only as to that number of shares as to which it was exercisable on the date of termination of such service under the provisions of Section 6.5. Notwithstanding the foregoing, if exercise within the foregoing periods is prohibited under Section 15 below, the term of the option shall be extended to a date thirty (30) days following the first date on which the condition of Section 15 of the Plan has been met, and the option shall be exercisable as to that number of shares that could have been exercised on the date of termination of service had the condition of Section 15 been satisfied on that date.

6.2    The exercise price of each option shall be one hundred percent (100%) of the fair market value of the stock subject to such option on the date such option is granted. For purposes of the Plan, the “fair market value” of any share of Common Stock of the Company at any date shall be (i) if the Common Stock is listed on the New York Stock Exchange (“NYSE”) or other established stock exchange or exchanges, the last reported sale price per share on such date on the NYSE or the principal exchange on which it is traded, or if no sale was made on such date on such principal exchange, at the closing reported bid price on such date on such exchange, or (ii) if the Common Stock is not then listed on an exchange, the last reported sale price per share on such date reported by Nasdaq, or if sales are not reported by Nasdaq or no sale was made on such date, the average of the closing bid and asked prices per share for the Common Stock in the over-the-counter market as quoted on Nasdaq on such date, or (iii) if the Common Stock is not then listed on an exchange or quoted on Nasdaq, an amount determined in good faith by the Administrator.

6.3    An option that is exercisable may be exercised by the delivery to the Company of written notice of exercise on any business day, at the Company’s principal office, addressed to the attention of the Administrator. Such notice shall specify the number of shares of Common Stock with respect to which the option is being exercised and shall be accompanied by payment in full of the exercise price per share of the shares of Common Stock for which the option is being exercised. Payment of the exercise price of each option is due in full in cash upon any exercise when the number of shares being purchased upon such exercise is less than 1,000 shares; but when the number of shares being purchased upon an exercise is 1,000 or more shares, the optionee may elect to make payment of the exercise price under one of the following alternatives:

(a)    Payment of the exercise price per share in cash at the time of exercise; or

(b)    Provided that at the time of exercise the Company’s Common Stock is publicly traded and quoted regularly in The Wall Street Journal, payment by delivery of already owned shares of Common Stock of the Company owned by the optionee for at least six (6) months and owned free and clear of any liens, claims, encumbrances or security interests, which Common Stock shall be valued at fair market value on the date of exercise; or

(c)    Provided that at the time of exercise the Company’s Common Stock is publicly traded and quoted regularly in The Wall Street Journal, a copy of instructions to a broker directing such broker to sell the Common Stock for which such option is exercised, and to remit to the Company the aggregate exercise price of such option (a “cashless exercise”). Payment in full of the exercise price per share need not accompany the written notice of exercise provided that the notice of exercise directs that the certificate or certificates for the shares of Common Stock for which the option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the exercise price per share for the shares of Common Stock purchased pursuant to the exercise of the option plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of the option.

(d)    Payment by a combination of the methods of payment specified in Sections 6.3(a), 6.3(b) and 6.3(c) above.

6.4    An option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended (the “Code”), or Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the rules thereunder (a “QDRO”), and shall be exercisable during the lifetime of the person to whom the option is granted only by such person or by his guardian or legal representative or any transferee pursuant to a QDRO.

6.5    The options shall become exercisable in installments as follows:

(a)    Each of the options described in Section 5.1 shall become exercisable in installments as follows: one-third (-1/3) of the shares covered by the option on each of the first three anniversaries of the date of grant, until all the shares have become purchasable, provided that options shall become exercisable only during periods that the optionee is a director of the Company.

(b)    Each of the options described in Section 5.2 shall become exercisable in installments as follows: one-half (-1/2) of the shares covered by the option on the date six (6) months after the date of grant, one-fourth (-1/4) of the shares covered by the option on the date nine (9) months after the date of grant, and one-fourth (-1/4) of the shares covered by the option on the first anniversary of the date of grant, until all the shares have become purchasable; provided that options shall become exercisable only during periods that the optionee is a director of the Company.

(c)    Subject to the limitations contained herein, including, without limitation, those contained in Section 15, each option shall be exercisable with respect to each installment on or after the date of exercisability applicable to such installment.

6.6    Each option shall contain a representation and any optionee may be required, as a condition of the grant of the option and the issuance of shares covered by his or her option, to represent that the option and the shares to be acquired pursuant to exercise of the option will be acquired for investment and without a view to distribution thereof. In addition, the Company may require any optionee or any person to whom an option is transferred under Section 6.4, as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to the optionee’s knowledge and experience in financial and business matters; (ii) and to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person’s own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise of the option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

6.7    Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

6.8    Each option agreement shall include a provision whereby, notwithstanding any provision of the Plan or the option agreement to the contrary, the option shall satisfy the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code, in accordance with Section 8 hereof, in the event any option under this Plan is granted with an exercise price less than fair market value of the Common Stock subject to the option on the date the option is granted (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than fair market value, or is materially modified at a time when the fair market value exceeds the exercise price), or is otherwise determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an option or other award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such option or award do not satisfy the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code and Section 8 of the Plan.

7.	Provisions of Awards Other Than Options.

7.1    Restricted Stock Awards.  The Administrator may from time to time award (or sell at a purchase price determined by the Administrator) restricted Common Stock under the Plan to Participants. Restricted stock awards may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Administrator shall determine. Each restricted stock award shall be in such form and shall contain such terms, conditions and Restricted Periods as the Administrator shall deem appropriate, including the treatment of dividends or dividend equivalents, as the case may be. The Administrator in its discretion may provide for an acceleration of the end of the Restricted Period in the terms of any restricted stock award, at any time, including in the event a Change in Control occurs. The terms and conditions of the restricted stock awards may change from time to time, and the terms and conditions of separate restricted stock awards need not be identical, but each restricted stock award shall include (through incorporation of provisions hereof by reference in the award agreement or otherwise) the substance of each of the following provisions:

(a)    The purchase price of restricted stock awards shall be determined by the Administrator, and may be stated as cash, property or prior services. The consideration for Common Stock acquired pursuant to the restricted stock award shall be paid either: (i) in cash at the time of purchase; or (ii) in any other form of legal consideration that may be acceptable to the Administrator in its discretion including, without limitation, property or a Stock For Stock Exchange or prior services that the Administrator determines have a value at least equal to the fair market value of such Common Stock.

(b)    Shares of Common Stock acquired under the restricted stock award may, but need not, be subject to a Restricted Period that specifies a right of repurchase in favor of the Company (the “Right of Repurchase”) in accordance with a vesting schedule to be determined by the Administrator, or forfeiture in the event the consideration was in the form of prior services. The Administrator in its discretion may provide for an acceleration of vesting in the terms of any restricted stock award, at any time, including in the event a Change in Control occurs. Unless otherwise provided in a restricted stock award, in the event a Participant’s service terminates for any reason, the Company may exercise its right of repurchase or otherwise reacquire, or the Participant shall forfeit the unvested portion of a restricted stock award acquired in consideration of prior or future services, and any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the restricted stock award shall be forfeited and the Participant shall have no rights with respect to the award.

(c)    Each restricted stock award may provide that, following a termination of the Participant’s service, the Company may repurchase the Participant’s unvested Common Stock acquired under the Plan. The Right of Repurchase shall be exercisable with respect to unvested stock at a price equal to the lesser of the purchase price at which such Common Stock was acquired under the Plan or the fair market value of such Common Stock. The restricted stock award may specify the period of time following a termination of the Participant’s service during which the Right of Repurchase may be exercised, provided that such exercise may in any event be extended to a date that is at least 60 days after the six months anniversary of the date the stock was acquired from the Company.

(d)    Rights to acquire shares of Common Stock under the restricted stock award shall be transferable by the Participant only upon such terms and conditions as are set forth in the award agreement, as the Administrator shall determine in its discretion, so long as Common Stock awarded under the restricted stock award remains subject to the terms of the award agreement.

(e)    The Administrator, in its sole discretion, may (but shall not be required to) provide for payment of a concurrent cash award in an amount equal, in whole or in part, to the estimated after tax amount required to satisfy applicable federal, state or local tax withholding obligations arising from the receipt and deemed vesting of restricted stock for which an election under Section 83(b) of the Code may be required.

(f)    Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Administrator, the restrictions applicable to the restricted stock award shall lapse and a stock certificate for the number of shares of Common Stock with respect to which the restrictions have lapsed shall be delivered, free of any restrictions except those that may be imposed by law, the terms of the Plan or the terms of a restricted stock award, to the Participant or the Participant’s beneficiary or estate, as the case may be, unless such restricted stock award is subject to a deferral condition that complies with the 409A Award requirements that may be allowed or required by the Administrator in its sole discretion. The Company shall not be required to deliver any fractional share of Common Stock but will pay, in lieu thereof, the fair market value of such fractional share in cash to the Participant or the Participant’s beneficiary or estate, as the case may be. Unless otherwise subject to a deferral condition that complies with the 409A Award requirements, the Common Stock certificate shall be issued and delivered and the Participant shall be entitled to the beneficial ownership rights of such Common Stock not later than (i) the date that is 2-1/2 months after the end of the Participant’s taxable year for which the Restricted Period ends and the Participant has a legally binding right to such amounts; (ii) the date that is 2-1/2 months after the end of the Company’s taxable year for which the Restricted Period ends and the Participant has a legally binding right to such amounts, whichever is later; or (iii) such earlier date as may be necessary to avoid application of Code Section 409A to such Award.

7.2    Stock Appreciation Rights.  Stock appreciation rights may be granted either alone (“Free Standing Rights”) or in tandem with all or part of any option granted under the Plan (“Related Rights”). Related Rights may be granted either at or after the time of the grant of such option.

(a)    A stock appreciation right may only be granted if the stock appreciation right: (i) does not provide for the deferral of compensation within the meaning of Section 409A of the Code; or (ii) satisfies the requirements of Section 7.2(g) and Section 8 hereof. A stock appreciation right does not provide for a deferral of compensation if: (A) the value of the Common Stock the excess over which the right provides for payment upon exercise (the “SAR Exercise Price”) may never be less than the fair market value of the underlying Common Stock on the date the right is granted, (B) the compensation payable under the stock appreciation right can never be greater than the difference between the SAR Exercise Price and the fair market value of the Common Stock on the date the stock appreciation right is exercised, (C) the number of shares of Common Stock subject to the stock appreciation right is fixed on the date of grant of the stock appreciation right, and (D) the right does not include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the right.

(b)    Upon exercise thereof, the holder of a stock appreciation right shall be entitled to receive from the Company, an amount equal to the product of (i) the excess of the fair market value, on the date of such written request, of one share of Common Stock over the SAR Exercise Price per share specified in such stock appreciation right or its related option, multiplied by (ii) the number of shares for which such stock appreciation right shall be exercised. Payment with respect to the exercise of a stock appreciation right that satisfies the requirements of Section 7.2(a)(i) shall be paid on the date of exercise and made in shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Administrator in its sole discretion), valued at fair market value on the date of exercise. Payment with respect to the exercise of a stock appreciation right that does not satisfy the requirements of Section 7.2(a)(i) shall be paid at the time specified in the award in accordance with the provisions of Section 7.2(g) and Section 8. Payment may be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Administrator in its sole discretion), cash or a combination thereof, as determined by the Administrator.

(c)    The exercise price of a Free Standing stock appreciation right shall be determined by the Administrator, but shall not be less than 100% of the fair market value of one share of Common Stock on the date of grant of such stock appreciation right. A Related Right granted simultaneously with or subsequent to the grant of an option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related option, shall be transferable only upon the same terms and conditions as the related option, and shall be exercisable only to the same extent as the related option; provided, however, that a stock appreciation right, by its terms, shall be exercisable only when the fair market value per share of Common Stock subject to the stock appreciation right and related option exceeds the exercise price per share thereof and no stock appreciation rights may be granted in tandem with an option unless the Administrator determines that the requirements of Section 7.2(a)(i) are satisfied.

(d)    Upon any exercise of a stock appreciation right, the number of shares of Common Stock for which any related option shall be exercisable shall be reduced by the number of shares for which the stock appreciation right shall have been exercised. The number of shares of Common Stock for which a stock appreciation right shall be exercisable shall be reduced upon any exercise of any related option by the number of shares of Common Stock for which such option shall have been exercised.

(e)    Unless otherwise determined by the Administrator in its sole discretion and only if permitted in the stock appreciation rights award agreement, any exercise of a stock appreciation right for cash, may be made only by a written request filed with the Corporate Secretary of the Company during the period beginning on the third business day following the date of release for publication by the Company of quarterly or annual summary statements of earnings and ending on the twelfth business day following such date. Within 30 days of the receipt by the Company of a written request to receive cash in full or partial settlement of a stock appreciation right or to exercise such stock appreciation right for cash, the Administrator shall, in its sole discretion, either consent to or disapprove, in whole or in part, such written request. A written request to receive cash in full or partial settlement of a stock appreciation right or to exercise a stock appreciation right for cash may provide that, in the event the Administrator shall disapprove such written request, such written request shall be deemed to be an exercise of such stock appreciation right for shares of Common Stock.

(f)    If the Administrator disapproves in whole or in part any election by a Participant to receive cash in full or partial settlement of a stock appreciation right or to exercise such stock appreciation right for cash, such disapproval shall not affect such Participant’s right to exercise such stock appreciation right at a later date, to the extent that such stock appreciation right shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash upon such later exercise shall be subject to the approval of the Administrator. Additionally, such disapproval shall not affect such Participant’s right to exercise any related option.

(g)    A stock appreciation right that is not intended to or fails to satisfy the requirements of Section 7.2(a)(i) shall satisfy the requirements of this Section 7.2(g) and the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code, in accordance with Section 8 hereof. The requirements herein shall apply in the event any stock appreciation right under this Plan is granted with an SAR Exercise Price less than fair market value of the Common Stock underlying the award on the date the stock appreciation right is granted (regardless of whether or not such SAR Exercise Price is intentionally or unintentionally priced at less than fair market value, or is materially modified at a time when the fair market value exceeds the SAR Exercise Price), provides that it is settled in cash, or is otherwise determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code. Any such stock appreciation right may provide that it is exercisable at any time permitted under the governing written instrument, but such exercise shall be limited to fixing the measurement of the amount, if any, by which the fair market value of a share of Common Stock on the date of exercise exceeds the SAR Exercise Price (the “SAR Amount”). However, once the stock appreciation right is exercised, the SAR Amount may only be paid on the fixed time, payment schedule or other event specified in the governing written instrument or in Section 8.1 hereof.

8.    Additional Conditions Applicable to Nonqualified Deferred Compensation Under Section 409A of the Code.  In the event any award under this Plan is granted with an exercise price less than fair market value of the Common Stock subject to the award on the date of grant (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than fair market value, or such award is materially modified and deemed a new award at a time when the fair market value exceeds the exercise price), or is otherwise determined to constitute a 409A Award, the following additional conditions shall apply and shall supersede any contrary provisions of this Plan or the terms of any 409A Award agreement.

8.1    No 409A Award shall be exercisable or distributable earlier than upon one of the following:

(a)    A specified time or a fixed schedule set forth in the written instrument evidencing the 409A Award, but not later than after the expiration of 10 years from the date of grant. If the written grant instrument does not specify a fixed time or schedule, such time shall be the date that is the fifth anniversary of the date of grant.

(b)    Separation from service (within the meaning of Section 409A of the Code) by the 409A Award recipient; provided, however, if the 409A Award recipient is a “key employee” (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) and any of the Company’s stock is publicly traded on an established securities market or otherwise, exercise or distribution under this Section 8.1(b) may not be made before the date which is six months after the date of separation from service.

(c)    The date of death of the 409A Award recipient.

(d)    The date the 409A Award recipient becomes disabled (within the meaning of Section 8.4(b) hereof).

(e)    The occurrence of an unforeseeable emergency (within the meaning of Section 8.4(b) hereof), but only if the net value (after payment of the exercise price) of the number of shares of Common Stock that become issuable does not exceed the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the exercise, after taking into account the extent to which the emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s other assets (to the extent such liquidation would not itself cause severe financial hardship).

(f)    The occurrence of a Change in Control Event (within the meaning of Section 8.4(a) hereof), including the Company’s discretionary exercise of the right to accelerate vesting of such award upon a Change in Control Event or to terminate the Plan or any 409A Award granted hereunder within 12 months of the Change in Control Event.

8.2    Notwithstanding anything to the contrary in this Plan or the terms of any 409A Award agreement, the term of any 409A Award shall expire and such award shall no longer be exercisable on the date that is the later of: (a) 2-1/2 months after the end of the Company’s taxable year in which the 409A Award first becomes exercisable or distributable pursuant to Section 8 hereof and is not subject to a substantial risk of forfeiture; or (b) 2-1/2 months after the end of the 409A Award recipient’s taxable year in which the 409A Award first becomes exercisable or distributable pursuant to Section 8 hereof and is not subject to a substantial risk of forfeiture, but not later than the earlier of (i) the expiration of 10 years from the date the 409A Award was granted, or (ii) the term specified in the 409A Award agreement.

8.3    A 409A Award may not be accelerated or exercised prior to the time specified in Section 8 hereof, except in the case of one of the following events:

(a)    The 409A Award may permit the acceleration of the exercise or distribution time or schedule to an individual other than the Participant as may be necessary to comply with the terms of a domestic relations order (as defined in Section 414(p)(1)(B) of the Code).

(b)    The 409A Award may permit the acceleration of the exercise or distribution time or schedule as may be necessary to comply with the terms of a certificate of divestiture (as defined in Section 1043(b)(2) of the Code).

(c)    The Administrator may exercise the discretionary right to accelerate the vesting of such 409A Award upon a Change in Control Event or to terminate the Plan or any 409A Award granted thereunder within 12 months of the Change in Control Event and cancel the 409A Award for compensation. In addition, the Administrator may exercise the discretionary right to accelerate the vesting of such 409A Award provided that such acceleration does not change the time or schedule of payment of such award and otherwise satisfies the requirements of this Section 8 and the requirements of Section 409A of the Code.

8.4    Solely for purposes of this Section 8 and not for other purposes of the Plan, the following terms shall be defined as set forth below:

(a)    “Change in Control Event” means the occurrence of a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company (as defined in Proposed Regulations § 1.409A-3(g)(5) and any subsequent guidance interpreting Code Section 409A). For example, a Change in Control Event will occur if:

(i)    a person or more than one person acting as a group:

(A)    acquires ownership of stock that brings such person’s or group’s total ownership in excess of 50% of the outstanding stock of the Company; or

(B)    acquires ownership of 35% or more of the total voting power of the Company within a 12 month period; or

(ii)    acquires ownership of assets from the Company equal to 40% or more of the total value of the Company within a 12 month period.

(b)    “Disabled” means a Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees.

(c)    “Unforeseeable Emergency” means a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant’s spouse, or a dependent (as defined in Section 152(a) of the Code) of the Participant, loss of the Participant’s property due to casualty, or similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

9.	Covenants of the Company.

9.1    During the terms of the awards granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such awards.

9.2    The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the awards granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any award granted under the Plan or any stock issued or issuable pursuant to any such award. If the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such awards.

10.    Use of Proceeds from Stock.  Proceeds from the sale of stock pursuant to awards granted under the Plan shall constitute general funds of the Company.

11.	Miscellaneous.

11.1    Neither an award recipient nor any person to whom an award is transferred under Section 6.4, Section 7.1(d) or Section 11.5 shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such award unless and until such person has satisfied all requirements for exercise or vesting of the award pursuant to its terms.

11.2    Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or shall affect any right of the Company or its Board or stockholders to terminate the service of any Non-Employee Director with or without cause.

11.3    No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him or her, shall have any right, title or interest in or to any award reserved for the purposes of the Plan except as to such shares of Common Stock, if any, as shall have been reserved for him or her pursuant to an award granted to him or her.

11.4    In connection with each award made pursuant to the Plan, it shall be a condition precedent to the Company’s obligation to issue or transfer shares to a Non-Employee Director or to evidence the removal of any restrictions on transfer that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax. The Non-Employee Director may satisfy any federal, state or local tax withholding obligation relating to the exercise or vesting of such award by any of the following means or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or vesting of the award a number of shares having a fair market value less than or equal to the amount of withholding tax obligation; (iii) or delivering to the Company owned and unencumbered shares of Common Stock having a fair market value less than or equal to the amount of the withholding tax obligation.

11.5    In the event of the death of an optionee, any option or stock appreciation right (or unexercised portion thereof) held by the optionee, to the extent exercisable by him or her on the date of death, may be exercised by the optionee’s personal representatives, heirs, or legatees subject to the provisions of Sections 6.1 and 6.5 hereof.

12.	Adjustments upon Changes in Stock.

12.1    If any change is made in the stock subject to the Plan or subject to any award granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding awards will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding awards.

12.2    In the event of a liquidation of the Company, or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a subsidiary of another corporation, any unexercised awards theretofore granted under the Plan shall be deemed cancelled unless the surviving corporation in any such merger, reorganization, or consolidation elects to assume the awards under the Plan or to use substitute awards in place thereof; provided, however, that, notwithstanding the foregoing, if such awards would otherwise be cancelled in accordance with the foregoing, the holder shall have the right, exercisable during a ten-day period ending on the fifth day prior to such liquidation, merger, or consolidation, to fully exercise the optionee’s award in whole or in part without regard to any installment exercise provisions otherwise provided by Section 6.5. In the event of a Change in Control of the Company, as defined below, any unexercised award theretofore granted under the Plan which is not then already exercisable as to all of the shares subject to the option or stock appreciation right shall become exercisable upon such Change in Control in addition to the shares, if any, as to which the option is already exercisable and any unvested shares of restricted stock shall become fully vested and the Restricted Period shall lapse. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administrator, the determination of which in that respect shall be final, binding, and conclusive. A “Change in Control” shall be deemed to have occurred if:

(a)    any person, or any two or more persons acting as a group, and all affiliates of such person or persons, shall own beneficially one-third (-1/3) or more of the common stock of the Company outstanding; or

(b)    if following:

(i)	a tender or exchange offer for voting securities of the Company (other than any such offer made by the Company), or

(ii)	a proxy contest for election of directors of the Company,

the persons who were directors of the Company immediately before the initiation of such event (or directors who were appointed by such directors) cease to constitute a majority of the Board of the Company upon the completion of such tender or exchange offer or proxy contest or within one year after such completion.

13.	Amendment of the Plan.

13.1    The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the vote of the majority of the shares of the Company represented and voting at a duly held meeting within twelve (12) months before or after the adoption of the amendment, where the amendment will:

(a)    Materially increase the number of shares which may be issued under the Plan;

(b)    Materially modify the requirements as to eligibility for participation in the Plan; or

(c)    Materially increase the benefits accruing to Participants under the Plan, whether by increasing the number of shares for which an award may be granted to a Participant or otherwise.

13.2    Rights and obligations under any award granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan except with the consent of the person to whom the award was granted.

14.	Termination or Suspension of the Plan.

14.1    The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on September 30, 2015. No awards may be granted under the Plan while the Plan is suspended or after it is terminated.

14.2    Rights and obligations under any award granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan except with the consent of the person to whom the award was granted.

14.3    The Plan shall terminate upon the occurrence of any of the events described in Section 12.2 above.

15.    Effective Date of Amended Plan; Conditions of Exercise.  The effective date of this amended and restated Plan shall be October 24, 2005, subject to the approval of stockholders of the Company within 12 months of the date of adoption. No awards granted under the amended and restated Plan will be effective until the stockholders of the Company have approved the amendment and restatement of the Plan. The Plan originally became effective on November 1, 1997, subject to the condition subsequent that the Plan be approved by the vote or written consent of the holders of a majority of the shares of the Company represented and voting at the next special or annual meeting of stockholders of the Company. No award shall be granted under the amended Plan unless and until the stockholder approval condition of this Section 15 has been satisfied.

16.    Indemnification.  In addition to such other rights of indemnification as they may have as members of the Administrator, the members of the Administrator administering the Plan shall be indemnified by the Company against reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such member is liable for negligence or misconduct in the performance of his or her duties, provided that within 60 days after institution of any such action, suit, or proceeding, the member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

17.    Captions.  The use of captions in this Plan or any related award agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such award agreement.

18.    Other Provisions.  Each award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Administrator, in its sole discretion.

19.    Number and Gender.  With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

20.    Severability.  If any provision of the Plan or any award agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

21.    Governing Law.  The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

22.    Execution.  To record the adoption of the amended and restated Plan by the Board, the Company has caused its authorized officer to execute the Plan as of the date specified below.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, upon authorization of the Board of Directors, the undersigned has caused the 1997 Stock Award Plan for Non-Employee Directors to be executed effective as of the 24th day of October, 2005.

EMULEX CORPORATION

By:	/s/ Paul F. Folino Paul F. Folino, Chairman of the Board and Chief Executive Officer

EMULEX CORPORATION
3333 SUSAN STREET
COSTA MESA, CALIFORNIA 92626

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Fred B. Cox and Paul F. Folino as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote as designated on the reverse side, all the shares of common stock of Emulex Corporation held of record by the undersigned at the close of business on October 10, 2005, at the Annual Meeting of Stockholders to be held on December 1, 2005, or any adjournment thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR": (1) THE ELECTION OF DIRECTORS, (2) RATIFICATION AND APPROVAL OF THE 2005 EQUITY INCENTIVE PLAN, (3) RATIFICATION AND APPROVAL OF THE 1997 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS, AS AMENDED AND RESTATED, AND (4) RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT AUDITORS FOR FISCAL 2006. IN ADDITION, THIS PROXY WILL BE VOTED AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING (OR ANY ADJOURNMENTS THEREOF) OR MAY OTHERWISE BE ALLOWED TO BE CONSIDERED AT THE MEETING.

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE  ▲

You can now access your Emulex account online.

Access your Emulex stockholder account online via Investor ServiceDirect®(ISD).

Mellon Investor Services LLC, Transfer Agent for Emulex, now makes it easy and convenient to get current information on your stockholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
• Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com/isd

For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time

Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐

1. ELECTION OF DIRECTORS
(INSTRUCTION: To withhold authority to vote for any individual nominees, strike a line through the nominee’s name below):

		FOR all nominees listed below (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed below
01 02 03 04 05 06 07	Fred B. Cox Michael P. Downey Bruce C. Edwards Paul F. Folino Robert H. Goon Don M. Lyle Dean A. Yoost	☐	☐

		FOR	AGAINST	ABSTAIN
2.	RATIFICATION AND APPROVAL OF THE 2005 EQUITY INCENTIVE PLAN. Proposal to ratify and approve the adoption of the 2005 Equity Incentive Plan;	☐	☐	☐
		FOR	AGAINST	ABSTAIN
3.	RATIFICATION AND APPROVAL OF THE 1997 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS, AS AMENDED AND RESTATED. Proposal to ratify and approve the adoption of the 1997 Stock Option Plan for Non-Employee Directors, as amended and restated;	☐	☐	☐
		FOR	AGAINST	ABSTAIN
4.	RATIFICATION OF SELECTION OF KPMG LLP AS INDEPENDENT AUDITORS;	☐	☐	☐
		FOR	AGAINST	ABSTAIN
5.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment thereof, to the extent authorized by Rule 14a-4(c) promulgated by the Securities and Exchange Commission.	☐	☐	☐

Signature___________________________________	Signature if held jointly ___________	Dated:________	, 2005

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name of the President or other authorized officer. If a partnership, please sign in partnership name by authorized name.

▲ FOLD AND DETACH HERE  ▲

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet		Telephone		Mail
http://www.proxyvoting.com/elx		1-866-540-5760
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.